UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109_______

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

________Boston, MA 02109________

(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: January 31, 2020

Item 1. Reports to Stockholders

SEMI-ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund Green Century MSCI International Index Fund January 31, 2020

An investment for your future.®	114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For daily share price information twenty-four hours a day, visit www.greencentury.com.

Dear Green Century Funds Shareholder:

Green Century had another banner year in 2019. All three of Green Century’s Funds performed strongly during the one-year period that ended December 31, 2019; and our assets under management (AUM) reached an all-time high. We ended the year with an AUM of $699 million, which represents an increase of more than 275% in just five years—thanks to investors such as you.

This growth occurred in an increasingly congested field of sustainable, responsible, and impact investing options. As large firms that historically have cared very little about sustainability expand the marketing of their versions of “sustainable” funds, it’s getting harder and harder for authentically-responsible funds to stand out in the greenwashed crowd.

Despite this competition, Green Century continues to distinguish itself as the gold standard in responsible investing. No firm can match our unique three-pronged approach. I believe you and other shareholders continue to choose Green Century because we offer an unparalleled opportunity to make an impact with one’s investments.

Here are just a few examples of how your investments made an impact last year in each of our three sustainable investing prongs:

Sustainable companies—Green Century invests in sustainable, solution-oriented companies and green bonds, such as:

•

Adidas,[1] a holding in the Green Century International Index Fund, which is turning ocean plastic into high-performance sportswear. In 2019, Adidas produced 11 million pairs of shoes made of recycled ocean plastic. Each pair of Adidas Ultraboost shoes diverts about 11 plastic bottles from polluting our oceans.

•

Tesla,[1] a holding in the Green Century Equity Fund, which is building all-electric vehicles and scalable clean energy generation and storage products to fulfill its mission to “accelerate the world’s transition to sustainable energy.”

•

A U.S. International Development Finance Corporation[1] bond, a holding in the Green Century Balanced Fund and formally named the Overseas Private Investment Corporation (OPIC), which is helping finance the ownership and operation of what will be the second largest wind farm in Kenya. Once operational, the Kipeto wind farm will supply 100 megawatts of renewable energy to Kenya’s national grid, which is the equivalent of providing power to approximately 40,000 homes in the region. The Kipeto wind farm also will help the Kenyan government achieve its goal of providing access to electricity to 100% of its citizens by 2022.

Shareholder advocacy—Green Century is home to an in-depth, internal shareholder, and award-winning advocacy program. Green Century Shareholder Advocate Jessye Waxman was the recipient of our most recent award. She was named to the inaugural SRI Conference 30 Under 30 award list this year. Our team of shareholder advocates continues to actively press dozens of companies each year to improve their corporate environmental practices, including:

•

Kroger,[1] the largest grocery chain in the U.S., which agreed to develop and implement a no-deforestation policy that will cover the 10,000 items it produces through its Our Brands label, following a Green Century engagement.

•

Darden Restaurants,[1] the largest casual dining operator in the U.S. and the owner of Olive Garden and LongHorn Steakhouse, which announced that it would phase out the use of medically important antibiotics in its chicken supply chain by 2023, following a multi-year engagement with Green Century. This is the first time-bound antibiotics commitment from a casual, sit-down restaurant chain.

Nonprofit ownership—Green Century remains the only mutual fund company in the U.S. wholly owned by environmental and public health nonprofit organizations. In 2019, we provided direct support to several of their campaigns to protect the environment and public health, including:

•

Environment America’s Renewable Energy campaign, which helped push six states to adopt 100% zero-carbon electricity legislation: Maine, New York, Washington State, New Mexico, California, and Hawaii. (Puerto Rico and Washington, D.C., have made similar commitments.) The campaign continues in Massachusetts, New Jersey, Pennsylvania, North Carolina, Florida, Michigan, Illinois, and Minnesota.

For a more detailed look at what your investments helped us achieve last year, please take a moment to read through our Best of 2019 post: https://www.greencentury.com/green-centurys-top-10-highlights-from-2019/

While 2019 was a successful year, we cannot and will not rest on our laurels. In 2020, we will continue our work to protect the environment, promote clean energy, protect tropical forests, curb the misuse of antibiotics, and more—work that would be impossible with investors, like you.

Thank you for choosing Green Century to help save for your future.

Sincerely,

Leslie Samuelrich, President

Green Century Capital Management

P.S. If you don’t already receive to our enewletter, I would encourage you to subscribe: https://www.greencentury.com/email-signup/

THE GREEN CENTURY BALANCED FUND

The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental performance. The portfolio managers of the Balanced Fund avoid fossil fuel companies and aim to invest in companies that are in the business of solving environmental problems or that are committed to reducing their environmental impact.

		CUMULATIVE RETURNS*	AVERAGE ANNUAL RETURNS*
	Total expense ratio: 1.48%	Six Months	One Year	Five Years	Ten Years
December 31, 2019	Green Century Balanced Fund	5.61%	20.91%	6.77%	8.51%
	Custom Balanced Fund Index[2]	7.05%	21.03%	8.06%	9.49%
January 31, 2020	Green Century Balanced Fund	4.13%	14.40%	7.06%	8.74%
	Custom Balanced Fund Index[2]	6.55%	15.39%	8.37%	9.70%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

During the six month period ended January 31, 2020, the Balanced Fund underperformed the Custom Balanced Index, with the Balanced Fund returning 4.13% and the Custom Balanced index returning 6.55%. For the one year period ending January 31, 2020, the Balanced Fund slightly underperformed the Custom Balanced Index. The Balanced Fund returned 14.40%, while the Custom Balanced Index returned 15.39%.

The Fund’s equity holdings that most positively contributed to relative performance during the twelve months ended January 31, 2020 included: Mastercard,1 ASML,1 Target,1 Costco, and American Water.1 Being underweight to Apple1 was the Balanced Fund’s greatest detractor from performance relative to the benchmark. Poor performers included Cigna,1 Gilead,1 Lincoln National,1 International Flavors and Fragrances,1 and Xilinx.1

Equity markets rose significantly over the 12-month period ended January 31, 2020, fueled by strong consumer demand, lower unemployment, improving industrial production, and solid corporate earnings. The Federal Reserve also expressed confidence that interest rates are appropriate for current conditions and indicated that it is unlikely to change the Federal Funds Rate for at least the first half of 2020. Interest rates remain historically quite low, offering a slight economic tailwind that the portfolio managers believe may balance the planned tapering of the fiscal stimulus implemented by Congress in 2017. Responding to the prospect of continued positive corporate earnings growth and easing trade tensions, equity valuations marched higher, lowering the likelihood of a repeat standout performance for the market in 2020.

Recent economic data is consistent with continued positive economic growth in the near future, especially if trade tensions ease, and the portfolio managers believe year-over-year earnings comparisons will also be favorable this year, with new earnings no longer being compared to 2018 numbers inflated by tax cuts. Still, corporate profit margins are already elevated, and the labor market remains tight by most measures, which the portfolio managers believe may make growth expectations difficult to beat. With valuations more likely to gravitate towards their historic averages than to increase further, the portfolio managers believe the market’s dramatic 2019 returns are unlikely to repeat in 2020 without the emergence of an unexpected tailwind for earnings growth. All in all, the portfolio managers consider the risk-reward ratio reasonably balanced at this point. The Balanced Fund’s portfolio managers continue to maintain a neutral style for the Fund, while increasing attention to more cyclical sectors as they look for economic conditions to improve. Taking all of this into account, tame market forecasts are not surprising despite differing so sharply from the media’s focus on negative environmental and geopolitical events.

Dramatic recent headlines describing the historic ongoing Australian wildfires vividly remind us of the dangers of climate change, as did similar alarm about the burning of the Amazon rainforest earlier in 2019. Each case represents the worst regional fires in decades, and together renew our urgent concerns about global environmental risks. However, as we reflect on 2019 and the entirety of the past decade, we also reflect on the progress that has been made to address these risks. The cost of wind and solar energy has plummeted in recent years, becoming increasingly competitive with fossil fuels. In many cases, installing new clean energy projects has become cheaper than operating existing coal plants, and entire cities and states including New York City, Washington D.C., Oregon, California, and Hawaii have established timelines for decarbonization. The market for Green Bonds funding environmental initiatives by corporations and governments, first articulated only a decade ago, is rapidly approaching one trillion dollars in size. Following these trends, even in the context of ongoing environmental deregulation by the Trump administration, the fossil fuel dominated Energy sector dramatically underperformed every other component of the S&P 500 for 2019.

Similarly, the past decade brought concerns of inequality and gender bias in the workplace sharply to the forefront, supporting progress alongside the painful recognition of these widespread problems. As we continue to enthusiastically advocate

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY (unaudited)

for corporate and government policies to confront domestic inequality, we celebrate the recent reduction of global poverty levels as supported by more transparent and responsible corporate supply chains. There is a lot at stake in 2020, across a range of urgent social and environmental matters, but there is also a lot to celebrate as we reflect on the past quarter, year, and decade. With so many social and environmental issues actively vying for attention, we also maintain a deep conviction that sustainable, responsible, and engaging investment practices will continue to provide critical value to clients, to society, and to the planet.

The Green Century Balanced Fund invests in the stocks and bonds of environmentally responsible corporations of various sizes, including small, medium, and large companies. The Green Century Balanced Fund does not invest in fossil fuels though most other diversified mutual funds do.

The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect a single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk.

THE GREEN CENTURY EQUITY FUND

The Green Century Equity Fund invests essentially all of its assets in the stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index (the KLD 400 Index or the Index),3 comprised primarily of large capitalization U.S. companies selected based on comprehensive environmental, social and governance sustainability criteria. The Equity Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

		CUMULATIVE RETURNS*	AVERAGE ANNUAL RETURNS*
		Six Months	One Year	Five Years	Ten Years
December 31, 2019	Green Century Equity Fund — Individual Investor Share Class	10.50%	30.72%	10.92%	12.24%
	Green Century Equity Fund — Institutional Share Class	10.67%	31.11%	11.04%	12.30%
	S&P 500® Index[4]	10.92%	31.49%	11.70%	13.56%
January 31, 2020	Green Century Equity Fund — Individual Investor Share Class	9.03%	22.10%	11.75%	8.81%
	Green Century Equity Fund — Institutional Share Class	9.22%	22.50%	11.87%	8.83%
	S&P 500® Index[4]	9.31%	21.68%	12.37%	9.89%

The Individual Investor Share Class total expense ratio of the Fund is 1.25% and the Institutional Share Class total expense ratio of the Fund is 0.95% as of the most recent prospectus.

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

As of April 1, 2014, the Equity Fund invests in the common stocks which make up the MSCI KLD 400 Social ex Fossil Fuel Index; prior to April 1, 2014, the Fund invested in the common stocks which made up the MSCI KLD 400 Social Index.

During the six month period ended January 31, 2020, the Green Century Equity Fund, which closely tracks the KLD 400 Index, underperformed the S&P 500® Index (the S&P 500) by 28 basis points in the Individual Investor Share Class and by 9 basis points in the Institutional Share Class. The Equity Fund returned 9.03% in the Individual Investor Share Class and 9.22% in the Institutional Share Class for this six month period ended January 31, 2020, while the S&P 500 returned 9.31% during the same period.

As the KLD 400 Index does not include all of the stocks in the S&P 500 and includes some stocks not in the S&P 500 Index, the performance of the Equity Fund can be expected to differ from the performance of the broader benchmark. The difference in performance of the Equity Fund relative to the S&P 500 was influenced by differences in sector allocation and stock selection criteria between the Fund and the Index.

According to an analysis by the Fund’s portfolio managers, the strongest performing sectors in the Equity Fund were Utilities, Information Technology and Health Care, which returned 21.91%, 14.22%, and 12.76%, respectively. The worst performing sectors were Industrials and Materials, which returned 3.36% and 4.67%, respectively, for the six month period.

Within the S&P 500® Index, Information Technology and Utilities were the strongest performing sectors, gaining 18.95% and 17.82%, respectively. The worst performing sectors were Energy and Materials, which returned –10.51% and 0.06%, respectively, for the six month period.

The Equity Fund benefitted by not owning any securities in the Energy sector, which was the worst performing sector of the S&P 500 during the six month period, returning –10.51%. The performance of the Fund, relative to the S&P 500® Index, was positively impacted by stock selection within the Consumer Discretionary, Materials and Utilities sectors. The

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY (unaudited)

relative performance of the Fund was negatively impacted by stock selection within the Information Technology, Financials, and Industrials sectors.

The Equity Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Equity Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

THE GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

The Green Century MSCI International Index Fund (the International Fund) invests in the stocks which make up the MSCI World ex USA SRI ex Fossil Fuels Index (the Index),5 comprised primarily of foreign companies selected based on comprehensive environmental, social and governance (ESG) sustainability criteria. The International Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

		CUMULATIVE RETURNS*	AVERAGE ANNUAL RETURNS*
	Inception Date: September 30, 2016	Six Months	One Year	Since Inception
December 31, 2019	Green Century International Fund — Individual Investor Share Class	8.56%	25.02%	8.05%
	Green Century International Fund — Institutional Share Class	8.79%	25.50%	8.36%
	MSCI World ex USA Index[6]	6.85%	22.49%	8.46%
January 31, 2020	Green Century International Fund — Individual Investor Share Class	8.82%	15.43%	7.28%
	Green Century International Fund — Institutional Share Class	8.86%	15.78%	7.55%
	MSCI World ex USA Index[6]	6.06%	12.12%	7.60%

The Individual Investor Share Class total expense ratio of the Fund is 1.28% and the Institutional Share Class total expense ratio of the Fund is 0.98% as of the most recent prospectus.

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

The Green Century MSCI International Index Fund closely tracks the MSCI World ex USA SRI ex Fossil Fuels Index. The International Fund’s Individual Investor Share Class returned 8.82% and the International Fund’s Institutional Share Class returned 8.86% for the six-month period ended January 31, 2020, outperforming the MSCI World ex USA Index, the Fund’s benchmark, which returned 6.06% during the same period.

The MSCI World ex USA Index is not a values-based or SRI screened index and may invest in fossil fuels, nuclear weapons, and producers of genetically modified organisms. The difference in performance of the International Fund relative to this Index was largely due to differences in sector allocation and stock selection criteria between the Fund and the Index.

According to an analysis by the Fund’s portfolio managers, the Energy sector was the worst-performing sector of the Index during the period, returning –10.78%. The International Fund does not hold any securities in the Energy sector, contributing to a slight outperformance versus the Index. The International Fund’s performance relative to the Index was hindered by stock selection in Financials sector, but boosted by stock selection in sectoral sectors, including Consumer Services, Consumer Discretionary, Health Care, Information Technology, and Materials.

The International Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The developed ex-U.S. equities in which the International Fund is invested may perform worse than the stock market as a whole. The International Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

INVESTMENT BY COUNTRY (unaudited)

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2019 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN, (iii) sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee, by writing the SEC’s Public Reference Section, Washington DC 2049-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN, or by e-mailing a request to info@greencentury.com.

1 As of January 31, 2020, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY INTERNATIONAL INDEX FUND
adidas AG	0.00%	0.00%	1.43%
Tesla, Inc.	0.00%	0.65%	0.00%
U.S. International Development Finance Corporation	2.04%	0.00%	0.00%
The Kroger Co.	0.00%	0.16%	0.00%
Darden Restaurants, Inc.	0.00%	0.11%	0.00%
Mastercard, Inc. Class A	2.57%	2.10%	0.00%
ASML Holding NV	0.78%	0.00%	2.99%
Target Corporation	0.84%	0.00%	0.00%

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY INTERNATIONAL INDEX FUND
Costco Wholes Corporation	1.09%	0.00%	0.00%
American Water Works Company, Inc.	0.72%	0.18%	0.00%
Apple, Inc.	4.06%	0.00%	0.00%
Cigna Corporation	1.44%	0.54%	0.00%
Gilead Sciences, Inc.	0.84%	0.59%	0.00%
Lincoln National Corporation	0.86%	0.08%	0.00%
International Flavors & Fragrances, Inc.	0.74%	0.10%	0.00%
Xilinx, Inc.	0.40%	0.00%	0.00%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. Note that some of the holdings discussed above may not have been held by any Fund during the six-month period ended January 31, 2020, or may have been held by a Fund for a portion of the period, or may have been held by a Fund for the entire period. These holdings are subject to risk as described in the Funds’ prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the Custom Balanced Index, the S&P Supercomposite 1500 Index, or the BofA Merrill Lynch Index.

3 The MSCI KLD 400 Social ex Fossil Fuels Index (the KLD400 ex Fossil Fuels Index) is a custom index calculated by MSCI Inc. and is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves included in the KLD400 Index. The KLD400 Index is a free float-adjusted market capitalization index designed to provide exposure to U.S. companies that have positive Environmental, Social and Governance (ESG) characteristics and consists of approximately 400 companies selected from the MSCI USA Investable Market Index. It is not possible to invest directly in an index.

4 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500® Index.

5 The World ex USA SRI ex Fossil Fuels Index is a custom index calculated by MSCI Inc. The World ex USA SRI ex Fossil Fuels Index is comprised of the common stocks of the companies in the MSCI World ex USA SRI Index (the World ex USA SRI Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves included in the World ex USA SRI (Socially Responsible Investment) Index. The World ex USA SRI Index includes large and mid-cap stocks from approximately 22 developed market countries (excluding the U.S.). The World ex USA SRI Index is a capitalization weighted index that provides exposure to companies with what MSCI calculates to have outstanding ESG ratings and excludes companies whose products have negative social or environmental impacts. It is not possible to invest directly in an index.

6 The MSCI World ex USA Index is a custom index calculated by MSCI Inc. The MSCI World ex USA Index includes large and mid-cap stocks across 22 of 23 Developed Markets countries and excludes the United States. With 1,023 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World ex USA Index is a free float-adjusted market capitalization index. It is not possible to invest directly in the MSCI World ex USA Index.

The Funds’ environmental criteria limit the investments available to the Funds compared to mutual funds that do not use environmental criteria.

This information has been prepared from sources believed reliable. The views expressed are as of the date of publication and are those of the Advisor to the Funds.

This material must be preceded or accompanied by a current Prospectus.

Distributor: UMB Distribution Services, LLC 2/20

The Green Century Equity Fund and the Green Century MSCI International Index Fund (the “Funds”) are not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Funds or any index on which a Fund is based. The MSCI Parties are not sponsors of the Funds and are not affiliated with the Funds in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Funds.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended January 31, 2020 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2019 to January 31, 2020 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE AUGUST 1, 2019	ENDING ACCOUNT VALUE JANUARY 31, 2020	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$1,041.30	$7.56
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,017.59	7.48

	BEGINNING ACCOUNT VALUE AUGUST 1, 2019	ENDING ACCOUNT VALUE JANUARY 31, 2020	EXPENSES PAID DURING THE PERIOD

Equity Fund
Actual Expenses — Individual Investor Class[1]	$1,000.00	$1,090.30	$6.57
Actual Expenses — Institutional Class[1]	1,000.00	1,092.20	5.00
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class	1,000.00	1,018.72	6.34
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,020.22	4.82

	BEGINNING ACCOUNT VALUE AUGUST 1, 2019	ENDING ACCOUNT VALUE JANUARY 31, 2020	EXPENSES PAID DURING THE PERIOD[1]

International Index Fund
Actual Expenses — Individual Investor Class	$1,000.00	$1,088.20	$6.72
Actual Expenses — Institutional Class	1,000.00	1,088.60	5.15
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class	1,000.00	1,018.56	6.50
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,020.07	4.98

1 Expenses are equal to the Funds’ annualized expense ratios (1.47% for the Balanced Fund, 1.25% for the Equity Fund Individual Investor Class, 0.95% for the Equity Fund Institutional Class, 1.28% for the International Index Fund Individual Investor Class and 0.98% for the International Index Fund Institutional Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2020 (unaudited)

COMMON STOCKS — 63.4%
	SHARES	VALUE

Software & Services — 9.3%
Adobe, Inc. (a)	6,573	$2,308,043
Autodesk, Inc. (a)	11,965	2,355,310
Blackbaud, Inc.	20,007	1,567,148
Mastercard, Inc., Class A	23,949	7,566,447
Microsoft Corporation	57,484	9,785,501
PayPal Holdings, Inc. (a)	35,015	3,987,859

		27,570,308

Capital Goods — 6.7%
A.O. Smith Corporation	36,108	1,541,451
Deere & Company	8,712	1,381,549
Eaton Corporation PLC	30,012	2,835,234
Hexcel Corporation	37,314	2,769,445
Illinois Tool Works, Inc.	11,220	1,963,276
Ingersoll-Rand PLC	26,748	3,563,636
Middleby Corporation (The) (a)	10,569	1,185,419
Rockwell Automation, Inc.	4,605	882,594
Westinghouse Air Brake Technologies Corporation	25,178	1,859,647
Xylem, Inc.	21,084	1,721,719

		19,703,970

Healthcare Equipment & Services — 5.4%
Baxter International, Inc.	28,987	2,586,220
Cigna Corporation	22,049	4,241,787
CVS Health Corp.	31,621	2,144,536
Medtronic PLC	22,868	2,639,882
Quest Diagnostics, Inc.	13,466	1,490,282
Stryker Corporation	12,760	2,688,532

		15,791,239

Banks — 4.9%
East West Bancorp, Inc.	48,545	2,225,303
First Republic Bank	32,474	3,600,717
KeyCorp	234,010	4,378,327
PNC Financial Services Group, Inc. (The)	29,597	4,396,634

		14,600,981

Media & Entertainment — 4.3%
Alphabet, Inc., Class A (a)	6,261	8,970,635
Facebook, Inc., Class A (a)	13,120	2,649,059

	SHARES	VALUE

Media & Entertainment —(continued)
New York Times Company (The), Class A	32,464	$1,039,173

		12,658,867

Retailing — 4.2%
Booking Holdings, Inc. (a)	968	1,771,972
Home Depot, Inc. (The)	13,443	3,066,348
Target Corporation	22,417	2,482,459
TJX Companies, Inc. (The)	47,508	2,804,872
Tractor Supply Company	25,106	2,333,603

		12,459,254

Pharmaceuticals & Biotechnology — 4.1%
Gilead Sciences, Inc.	39,389	2,489,385
Illumina, Inc. (a)	7,858	2,279,370
IQVIA Holdings, Inc. (a)	15,895	2,467,699
Merck & Company, Inc	55,816	4,768,919

		12,005,373

Technology Hardware & Equipment — 3.6%
Apple, Inc.	25,155	7,785,724
Palo Alto Networks, Inc. (a)	11,443	2,686,588

		10,472,312

Insurance — 3.0%
Aflac, Inc.	56,782	2,928,248
Lincoln National Corporation	46,732	2,545,959
Travelers Companies, Inc. (The)	25,349	3,336,435

		8,810,642

Real Estate — 2.2%
American Tower Corporation	10,311	2,389,471
AvalonBay Communities, Inc.	10,785	2,337,002
Boston Properties, Inc.	12,467	1,787,144

		6,513,617

Semiconductors — 2.1%
Analog Devices, Inc.	24,092	2,644,097
ASML Holding NV (b)	8,209	2,303,938
Xilinx, Inc.	13,861	1,170,977

		6,119,012

Food & Beverage — 1.9%
McCormick & Company, Inc.	14,991	2,449,080

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2020 (unaudited)	continued

	SHARES	VALUE

Food & Beverage — (continued)
Unilever NV (b)	56,418	$3,288,041

		5,737,121

Materials — 1.9%
Ball Corporation	38,017	2,744,067
Ingevity Corporation (a)	9,403	613,264
International Flavors & Fragrances, Inc.	16,689	2,188,095

		5,545,426

Food & Staples Retailing — 1.6%
Costco Wholesale Corporation	10,528	3,216,515
Sysco Corporation	18,023	1,480,409

		4,696,924

Renewable Energy & Energy Efficiency — 1.5%
First Solar, Inc. (a)	30,177	1,496,176
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	33,225	1,132,640
Ormat Technologies, Inc.	24,340	1,929,188

		4,558,004

Consumer Durables & Apparel — 1.4%
NIKE, Inc., Class B	24,970	2,404,611
VF Corporation	19,571	1,623,806

		4,028,417

Telecommunication Services — 1.1%
Verizon Communications, Inc.	55,645	3,307,539

Diversified Financials — 1.1%
Bank of New York Mellon
Corporation (The)	29,888	1,338,385
Charles Schwab Corporation (The)	38,304	1,744,747

		3,083,132

Transportation — 0.8%
J.B. Hunt Transport Services, Inc.	9,336	1,007,635
United Parcel Service, Inc., Class B	14,085	1,458,079

		2,465,714

Household & Personal Products — 0.7%
Procter & Gamble Company (The)	17,374	2,165,148

Utilities — 0.7%
American Water Works Company, Inc.	15,570	2,120,634

	SHARES	VALUE

Consumer Services — 0.6%
Starbucks Corporation	21,537	$1,826,984

Automobiles & Components — 0.3%
BorgWarner, Inc.	29,100	997,839

Total Common Stocks (Cost $120,083,896)		187,238,457

	PRINCIPAL AMOUNT

BONDS & NOTES — 31.1%
Green and Sustainability Bonds, Renewable Energy & Energy Efficiency — 16.7%
Apple, Inc. 2.85%, due 2/23/23 (c)	$3,000,000	3,109,209
Apple, Inc. 3.00%, due 6/20/27 (c)	1,000,000	1,069,416
Asian Development Bank 2.125%, due 3/19/25 (b)	1,000,000	1,035,762
BlueHub Loan Fund, Inc. 2.89%, due 1/1/27	2,000,000	2,027,148
Boston Properties LP 4.50%, due 12/1/28 (c)	3,000,000	3,496,032
City & County of San Francisco CA Community Facilities District No. 2014-1 2.75%, due 9/1/23	650,000	671,515
City of San Francisco CA Public Utilities Commission Water Revenue 2.806%, due 11/1/23	2,000,000	2,088,700
Digital Realty Trust LP 3.95%, due 7/1/22 (c)	2,000,000	2,094,670
European Investment Bank 2.50%, due 10/15/24 (b)	2,000,000	2,101,190
European Investment Bank 2.125%, due 4/13/26 (b)	500,000	520,494
International Bank for Reconstruction & Development 2.125%, due 3/3/25 (b)	2,000,000	2,069,508
International Finance Corporation 2.125%, due 4/7/26 (b)	500,000	519,548
Kommunalbanken AS 1.375%, due 10/26/20 (b)(d)	2,000,000	1,998,074

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2020 (unaudited)	continued

	PRINCIPAL AMOUNT	VALUE

Green and Sustainability Bonds, Renewable Energy & Energy Efficiency — (continued)
Korea Development Bank (The) 2.625% (LIBOR 3 Month +72.50000 basis points), due 7/6/22 (b)(e)	$1,250,000	$1,260,029
Kreditanstalt fuer Wiederaufbau 2.00%, due 11/30/21 (b)	1,000,000	1,010,612
National Australia Bank Ltd. 3.625%, due 6/20/23 (b)	2,000,000	2,114,594
Nederlandse Waterschapsbank NV 2.375%, due 3/24/26 (b)(d)	1,000,000	1,047,635
Nordic Investment Bank 2.25%, due 9/30/21 (b)	1,500,000	1,519,624
Regency Centers LP 3.75%, due 6/15/24 (c)	2,000,000	2,129,886
San Francisco Bay Area Rapid Transit District 2.622%, due 8/1/29	2,000,000	2,094,140
Starbucks Corporation 2.45%, due 6/15/26 (c)	3,000,000	3,092,304
Sumitomo Mitsui Banking Corporation 2.45%, due 10/20/20 (b)	2,000,000	2,010,722
Svensk Exportkredit AB 1.875%, due 6/23/20 (b)	1,500,000	1,501,528
United States International Development Finance Corporation 3.28%, due 9/15/29	744,986	796,457
United States International Development Finance Corporation 3.05%, due 6/15/35	1,460,400	1,574,129
United States International Development Finance Corporation 2.58%, due 7/15/38	3,000,000	3,137,535
Verizon Communications, Inc. 3.875%, due 2/8/29 (c)	3,000,000	3,382,551

		49,473,012

	PRINCIPAL AMOUNT	VALUE

U.S. Government Agencies — 5.6%
Federal Farm Credit Banks Funding Corporation 1.80%, due 6/15/20	$200,000	$200,196
Federal Farm Credit Banks Funding Corporation 1.625%, due 9/17/21	3,000,000	3,012,990
Federal Farm Credit Banks Funding Corporation 2.26%, due 11/13/24	500,000	518,157
Federal Farm Credit Banks Funding Corporation 1.82%, due 12/18/25	3,000,000	3,052,167
Federal Farm Credit Banks Funding Corporation 2.80%, due 11/12/27	3,000,000	3,254,082
Federal Farm Credit Banks Funding Corporation 2.33%, due 9/14/29 (c)	3,000,000	3,000,051
Federal Home Loan Banks 1.875%, due 12/9/22	3,000,000	3,043,029
United States International Development Finance Corporation 3.33%, due 5/15/33	230,260	248,726
United States International Development Finance Corporation 3.43%, due 6/1/33	219,869	242,525

		16,571,923

Community Development Financial Institutions — 3.0%
Capital Impact Partners 2.60%, due 12/15/22	2,000,000	2,001,760
Enterprise Community Loan Fund, Inc. 4.152%, due 11/1/28 (c)	3,000,000	3,218,922
Local Initiatives Support Corporation 3.782%, due 3/1/27 (c)	2,000,000	2,120,112
Reinvestment Fund, Inc. (The) 3.78%, due 2/15/26	1,400,000	1,472,625

		8,813,419

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2020 (unaudited)	concluded

	PRINCIPAL AMOUNT	VALUE

Software & Services — 2.2%
Adobe, Inc. 3.25%, due 2/1/25 (c)	$3,000,000	$3,209,610
salesforce.com, Inc. 3.70%, due 4/11/28 (c)	3,000,000	3,356,889

		6,566,499

Diversified Financials — 1.1%
Bank of New York Mellon Corporation (The) 3.55%, due 9/23/21 (c)	1,000,000	1,030,187
State Street Corporation 3.10%, due 5/15/23	2,000,000	2,085,866

		3,116,053

Banks — 0.9%
HSBC Holdings PLC 5.10%, due 4/5/21 (b)	1,500,000	1,557,640
JPMorgan Chase & Company 4.40%, due 7/22/20	1,000,000	1,012,633

		2,570,273

Capital Goods — 0.7%
Ingersoll-Rand Luxembourg Finance SA 3.80%, due 3/21/29 (b)(c)	2,000,000	2,204,738

Real Estate — 0.4%
Healthpeak Properties Inc 3.875%, due 8/15/24 (c)	1,000,000	1,077,736

Media & Entertainment — 0.3%
Oracle Corporation 2.50%, due 5/15/22 (c)	1,000,000	1,018,355

Healthy Living — 0.2%
Whole Foods Market, Inc. 5.20%, due 12/3/25 (c)(d)	500,000	573,685

Total Bonds & Notes (Cost $88,133,600)		91,985,693

CERTIFICATES OF DEPOSIT — 0.1%
	PRINCIPAL AMOUNT	VALUE

Self-Help Federal Credit Union 1.40%, due 3/17/20	$240,000	$239,971

Total Certificates Of Deposit (Cost $240,000)		239,971

SHORT-TERM INVESTMENTS — 5.2%
UMB Money Market Fiduciary Account, 0.25% (f) (Cost $15,222,926)		15,222,926

Total Short-term Investments (Cost $15,222,926)		15,222,926

TOTAL INVESTMENTS (g) — 99.8%
(Cost $223,680,422)		294,687,047
Other Assets Less Liabilities — 0.2%		667,368

NET ASSETS — 100.0%		$295,354,415

(a)	Non-income producing security.
(b)	Securities whose value are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Callable
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $3,619,394.

(e)	Floating rate bond. Rate shown is currently in effect at January 31, 2020.
(f)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(g)

The cost of investments for federal income tax purposes is $223,531,744 resulting in gross unrealized appreciation and depreciation of $73,713,146 and $2,557,843 respectively, or net unrealized appreciation of $71,155,303.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2020 (unaudited)

COMMON STOCKS — 99.5%
	SHARES	VALUE

Software & Services — 22.2%
Accenture PLC, Class A (a)	15,740	$3,230,005
Adobe, Inc. (b)	12,000	4,213,680
ANSYS, Inc. (b)	2,065	566,491
Autodesk, Inc. (b)	5,416	1,066,140
Automatic Data Processing, Inc.	10,742	1,841,071
Cadence Design Systems, Inc. (b).	6,886	496,549
Citrix Systems, Inc.	3,242	392,995
Cognizant Technology Solutions Corporation, Class A	13,632	836,732
Fortinet, Inc. (b)	3,567	411,489
International Business Machines Corporation	21,896	3,147,112
Intuit, Inc.	6,439	1,805,367
Mastercard, Inc., Class A	22,305	7,047,042
Microsoft Corporation	179,202	30,505,556
NortonLifeLock, Inc.	15,254	433,519
Oracle Corporation	57,698	3,026,260
salesforce.com, Inc. (b)	20,592	3,754,128
Teradata Corporation (b)	2,856	69,515
Truist Financial Corporation	33,138	1,708,927
Visa, Inc., Class A	42,656	8,487,264
VMware, Inc., Class A (b)	2,008	297,305
Western Union Company (The)	10,435	280,702
Workday, Inc., Class A (b)	4,047	747,198

		74,365,047

Media & Entertainment — 12.3%
Alphabet, Inc., Class A (b)	7,400	10,602,572
Alphabet, Inc., Class C (b)	7,723	11,076,558
Discovery, Inc., Class A (b)	3,940	115,284
Discovery, Inc., Class C (b)	9,158	254,318
Facebook, Inc., Class A (b)	59,439	12,001,328
John Wiley & Sons, Inc., Class A .	1,061	46,281
Liberty Global PLC, Class A (a)(b)	4,132	84,789
Liberty Global PLC, Series C (a)(b)	10,185	198,404
New York Times Company (The), Class A	3,696	118,309
Omnicom Group, Inc.	5,443	409,912
Scholastic Corporation	689	22,703
Walt Disney Company (The)	44,507	6,155,763

		41,086,221

	SHARES	VALUE

Pharmaceuticals & Biotechnology — 7.2%
AbbVie, Inc.	36,558	$2,961,929
Agilent Technologies, Inc.	7,690	634,886
Amgen, Inc.	14,824	3,202,725
Biogen, Inc. (b)	4,547	1,222,461
BioMarin Pharmaceutical, Inc. (b)	4,409	368,152
Bio-Techne Corporation	942	197,792
Bristol-Myers Squibb Company	57,952	3,648,078
Gilead Sciences, Inc.	31,346	1,981,067
IQVIA Holdings, Inc. (b)	4,155	645,064
Jazz Pharmaceuticals PLC (a)(b)	1,392	199,543
Merck & Company, Inc.	63,277	5,406,387
Mettler-Toledo International, Inc. (b)	609	461,123
Vertex Pharmaceuticals, Inc. (b)	6,335	1,438,362
Waters Corporation (b)	1,636	366,120
Zoetis, Inc.	11,769	1,579,518

		24,313,207

Capital Goods — 5.6%
3M Company	14,225	2,256,938
A.O. Smith Corporation	3,403	145,274
AGCO Corporation	1,597	112,014
Air Lease Corporation	2,626	112,760
Allegion PLC (a)	2,289	296,013
Applied Industrial Technologies, Inc.	978	63,149
Builders FirstSource, Inc. (b)	2,906	72,054
Caterpillar, Inc.	13,907	1,826,684
Cummins, Inc.	3,702	592,209
Deere & Company	7,418	1,176,346
Dover Corporation	3,567	406,103
Eaton Corporation PLC	10,359	978,615
EMCOR Group, Inc.	1,381	113,477
Fastenal Company	14,152	493,622
Flowserve Corporation	3,223	150,450
Fortive Corporation	7,519	563,399
Fortune Brands Home & Security, Inc.	3,435	236,019
Graco, Inc.	4,150	220,573
Granite Construction, Inc.	1,102	29,897
H&E Equipment Services, Inc.	741	20,089
HD Supply Holdings, Inc. (b)	4,234	172,493
Illinois Tool Works, Inc.	7,994	1,398,790
Ingersoll-Rand PLC	5,987	797,648
Lennox International, Inc.	853	198,732

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2020 (unaudited)	continued

	SHARES	VALUE

Capital Goods — (continued)
Lincoln Electric Holdings, Inc.	1,468	$130,916
Masco Corporation	7,110	337,867
Meritor, Inc. (b)	1,748	38,299
Middleby Corporation (The) (b)	1,383	155,117
Owens Corning	2,693	162,900
PACCAR, Inc.	8,543	633,976
Parker-Hannifin Corporation	3,175	621,316
Quanta Services, Inc.	3,479	136,203
Rockwell Automation, Inc.	2,888	553,514
Roper Technologies, Inc.	2,566	979,340
Sensata Technologies Holding NV (b)	3,931	185,818
Snap-on, Inc.	1,354	216,139
Spirit AeroSystems Holdings, Inc.	2,566	167,611
Stanley Black & Decker, Inc.	3,773	601,152
Tennant Company	454	35,058
Timken Company (The)	1,723	90,509
United Rentals, Inc. (b)	1,924	261,068
W.W. Grainger, Inc.	1,161	351,400
WABCO Holdings, Inc. (b)	1,238	167,935
Westinghouse Air Brake Technologies Corporation	4,473	330,376
Xylem, Inc.	4,417	360,692

		18,950,554

Semiconductors — 5.6%
Advanced Micro Devices, Inc. (b)	25,405	1,194,035
Analog Devices, Inc.	9,111	999,932
Applied Materials, Inc.	22,889	1,327,333
Intel Corporation	109,455	6,997,458
Lam Research Corporation	3,561	1,061,926
Microchip Technology, Inc.	5,916	576,692
NVIDIA Corporation	14,301	3,381,185
Skyworks Solutions, Inc.	4,239	479,643
Texas Instruments, Inc.	23,080	2,784,602

		18,802,806

Diversified Financials — 5.0%
Ally Financial, Inc.	9,580	306,847
American Express Company	17,428	2,263,374
Ameriprise Financial, Inc.	3,251	537,748
Bank of New York Mellon Corporation (The)	21,062	943,156
BlackRock, Inc.	2,869	1,512,967
Charles Schwab Corporation (The)	29,152	1,327,874

	SHARES	VALUE

Diversified Financials — (continued)
CME Group, Inc.	8,858	$1,923,160
E*TRADE Financial Corporation .	5,898	251,373
Equitable Holdings, Inc.	10,316	247,790
FactSet Research Systems, Inc.	959	274,380
Franklin Resources, Inc.	7,398	187,169
Intercontinental Exchange, Inc.	13,879	1,384,291
Invesco Ltd.	9,763	168,900
Legg Mason, Inc.	2,175	85,151
Moody’s Corporation	4,221	1,083,911
Northern Trust Corporation	5,069	495,799
S&P Global, Inc.	6,087	1,787,935
State Street Corporation	9,185	694,662
T. Rowe Price Group, Inc.	5,801	774,608
TD Ameritrade Holding Corporation	6,846	325,048
Voya Financial, Inc.	3,470	207,263

		16,783,406

Healthcare Equipment & Services — 4.0%
ABIOMED, Inc. (b)	1,127	209,949
Align Technology, Inc. (b)	1,862	478,720
AmerisourceBergen Corporation .	3,840	328,551
Becton, Dickinson and Company .	6,685	1,839,578
Cardinal Health, Inc.	7,320	374,857
Centene Corporation (b)	14,409	905,029
Cerner Corporation	7,932	569,756
Cigna Corporation	9,352	1,799,138
Cooper Cos., Inc. (The)	1,227	425,634
DENTSPLY SIRONA, Inc.	5,492	307,552
Edwards Lifesciences Corporation (b)	5,128	1,127,442
HCA Healthcare, Inc.	6,729	933,985
Henry Schein, Inc. (b)	3,622	249,701
Hologic, Inc. (b)	6,570	351,627
Humana, Inc.	3,330	1,119,679
IDEXX Laboratories, Inc. (b)	2,141	580,233
Laboratory Corporation of America Holdings (b)	2,415	423,591
MEDNAX, Inc. (b)	2,055	47,409
Patterson Companies, Inc.	2,040	44,900
Quest Diagnostics, Inc.	3,302	365,432
ResMed, Inc.	3,523	560,051
Select Medical Holdings Corporation (b)	2,930	66,921

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2020 (unaudited)	continued

	SHARES	VALUE

Healthcare Equipment & Services — (continued)
Varian Medical Systems, Inc. (b)	2,255	$316,985

		13,426,720

Retailing — 4.0%
AutoNation, Inc. (b)	1,309	55,554
Best Buy Company, Inc.	5,991	507,378
Booking Holdings, Inc. (b)	1,051	1,923,908
Buckle, Inc. (The)	624	15,232
Caleres, Inc.	934	16,392
CarMax, Inc. (b)	4,106	398,446
Foot Locker, Inc.	2,723	103,392
GameStop Corporation, Class A	2,386	9,162
Gap, Inc. (The)	5,453	94,937
Home Depot, Inc. (The)	27,065	6,173,527
Kohl’s Corporation	4,005	171,214
LKQ Corporation (b)	7,729	252,622
Lowe’s Companies, Inc.	19,188	2,230,413
Nordstrom, Inc.	2,621	96,610
Office Depot, Inc.	14,532	32,261
Pool Corporation	980	214,914
Signet Jewelers Ltd.	1,194	29,026
Tiffany & Company	2,669	357,699
Tractor Supply Company	2,961	275,225
Ulta Beauty, Inc. (b)	1,373	367,841

		13,325,753

Real Estate — 3.9%
American Tower Corporation	10,936	2,534,309
AvalonBay Communities, Inc.	3,457	749,097
Boston Properties, Inc.	3,854	552,471
CBRE Group, Inc., Class A (b)	7,980	487,179
Corporate Office Properties Trust .	2,732	81,332
Digital Realty Trust, Inc.	5,147	633,030
Duke Realty Corporation	8,860	321,707
Equinix, Inc.	2,090	1,232,536
Equity Residential	9,177	762,425
Federal Realty Investment Trust	1,848	231,037
Healthpeak Properties, Inc.	12,284	442,101
Host Hotels & Resorts, Inc.	18,012	294,316
Iron Mountain, Inc.	7,118	225,000
Jones Lang LaSalle, Inc.	1,265	214,822
Liberty Property Trust	3,830	239,949
Macerich Company (The)	2,698	60,192
PotlatchDeltic Corporation	1,694	72,842
Prologis, Inc.	15,620	1,450,786

	SHARES	VALUE

Real Estate — (continued)
Realogy Holdings Corporation	2,621	$27,756
SBA Communications Corporation, Class A	2,790	696,272
Simon Property Group, Inc.	7,626	1,015,402
UDR, Inc.	7,177	343,850
Vornado Realty Trust	4,271	280,904

		12,949,315

Food & Beverage — 3.7%
Archer-Daniels-Midland Company	13,772	616,435
Bunge Ltd.	3,475	182,194
Campbell Soup Company	4,045	195,738
Coca-Cola Company (The)	100,346	5,860,206
Darling Ingredients, Inc. (b)	4,034	109,442
General Mills, Inc.	14,911	778,653
Hormel Foods Corporation	7,216	341,028
Ingredion, Inc.	1,647	144,936
JM Smucker Company (The)	2,800	290,108
Kellogg Company	6,392	435,998
Kraft Heinz Company (The)	16,607	484,924
Lamb Weston Holdings, Inc.	3,577	326,616
McCormick & Company, Inc.	3,070	501,546
Mondelez International, Inc., Class A	35,658	2,046,056

		12,313,880

Household & Personal Products — 3.6%
Clorox Company (The)	3,091	486,245
Colgate-Palmolive Company	20,186	1,489,323
Estee Lauder Cos., Inc. (The), Class A	5,447	1,063,037
Kimberly-Clark Corporation	8,489	1,215,964
Procter & Gamble Company (The)	61,818	7,703,759

		11,958,328

Materials — 3.0%
Air Products & Chemicals, Inc.	5,431	1,296,434
Albemarle Corporation	2,691	216,033
Avery Dennison Corporation	2,072	271,929
Axalta Coating Systems Ltd. (b)	5,124	147,622
Ball Corporation	7,796	562,715
Compass Minerals International, Inc.	794	45,965
Domtar Corporation	1,594	55,503

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2020 (unaudited)	continued

	SHARES	VALUE

Materials — (continued)
Ecolab, Inc.	6,385	$1,252,162
H.B. Fuller Company	1,275	58,918
International Flavors & Fragrances, Inc.	2,492	326,726
Linde PLC (a)	13,368	2,715,442
Minerals Technologies, Inc.	819	44,332
Mosaic Company (The)	9,014	178,838
Newmont Corporation	20,202	910,302
PPG Industries, Inc.	5,834	699,147
Schnitzer Steel Industries, Inc., Class A	746	11,996
Sealed Air Corporation	3,852	136,746
Sherwin-Williams Company (The)	2,046	1,139,602
Sonoco Products Company	2,457	140,393

		10,210,805

Consumer Services — 3.0%
Aramark	6,183	272,918
Choice Hotels International, Inc.	893	89,479
Darden Restaurants, Inc.	3,066	356,974
Domino’s Pizza, Inc.	968	272,734
Hilton Worldwide Holdings, Inc.	6,720	724,416
Jack in the Box, Inc.	589	48,151
Marriott International, Inc., Class A	6,903	966,834
McDonald’s Corporation	18,758	4,013,649
Royal Caribbean Cruises Ltd.	4,399	515,035
Starbucks Corporation	29,577	2,509,017
Vail Resorts, Inc.	987	231,461

		10,000,668

Technology Hardware & Equipment — 2.9%
Cisco Systems, Inc.	105,772	4,862,339
Cognex Corporation	4,301	219,222
CommScope Holding Company, Inc. (b)	4,685	57,087
Corning, Inc.	19,322	515,704
Dell Technologies, Inc., Class C (b)	3,875	188,984
F5 Networks, Inc. (b)	1,520	185,622
Flex Ltd. (b)	12,567	165,256
Hewlett Packard Enterprise Company	32,250	449,243
HP, Inc.	36,513	778,457
Keysight Technologies, Inc. (b)	4,611	428,777
Motorola Solutions, Inc.	4,087	723,399
Plantronics, Inc.	821	23,579

	SHARES	VALUE

Technology Hardware & Equipment — (continued)
TE Connectivity Ltd. (a)	8,294	$764,541
Trimble, Inc. (b)	6,183	262,901
Xerox Corporation	4,911	174,684

		9,799,795

Insurance — 2.9%
Allstate Corporation (The)	8,112	961,597
Arthur J. Gallagher & Company .	4,568	468,540
Chubb Ltd. (a)	11,256	1,710,800
Hartford Financial Services Group, Inc. (The)	8,993	533,105
Lincoln National Corporation	4,917	267,878
Loews Corporation	6,663	342,811
Marsh & McLennan Companies, Inc.	12,540	1,402,724
Principal Financial Group, Inc.	6,847	362,549
Progressive Corporation (The)	14,415	1,163,146
Prudential Financial, Inc.	9,924	903,679
Travelers Companies, Inc. (The)	6,426	845,790
Willis Towers Watson PLC (a)	3,183	672,536

		9,635,155

Transportation — 2.4%
AMERCO.	222	82,422
ArcBest Corporation	542	12,092
Avis Budget Group, Inc. (b)	1,577	51,726
C.H. Robinson Worldwide, Inc.	3,349	241,865
CSX Corporation	18,811	1,436,032
Delta Air Lines, Inc.	4,039	225,134
Echo Global Logistics, Inc. (b)	579	11,221
Expeditors International of Washington, Inc.	4,172	304,723
Hertz Global Holdings, Inc. (b)	2,184	34,422
Kansas City Southern	2,454	413,965
Ryder System, Inc.	1,311	62,561
Southwest Airlines Company	3,324	182,753
Union Pacific Corporation	17,413	3,124,240
United Parcel Service, Inc., Class B	17,270	1,787,790

		7,970,946

Telecommunication Services — 1.9%
CenturyLink, Inc.	24,123	329,520
Sprint Corporation (b)	20,498	89,576
Verizon Communications, Inc.	102,185	6,073,877

		6,492,973

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2020 (unaudited)	continued

	SHARES	VALUE

Consumer Durables & Apparel — 1.8%
Callaway Golf Company	2,170	$46,481
Capri Holdings Ltd. (a)(b)	3,709	111,122
Columbia Sportswear Company	761	71,473
Deckers Outdoor Corporation (b)	740	141,274
Ethan Allen Interiors, Inc.	540	8,721
Garmin Ltd. (a)	3,270	317,027
Hanesbrands, Inc.	8,891	122,340
Hasbro, Inc.	3,162	322,113
La-Z-Boy, Inc.	1,083	33,183
Mattel, Inc. (b)	8,399	122,877
Meritage Homes Corporation (b) .	916	64,999
Mohawk Industries, Inc. (b)	1,556	204,894
Newell Brands, Inc.	9,906	193,464
NIKE, Inc., Class B	30,928	2,978,367
PVH Corporation	1,860	162,136
Tupperware Brands Corporation .	1,119	7,005
Under Armour, Inc., Class A (b)	4,721	95,270
Under Armour, Inc., Class C (b)	4,934	88,615
VF Corporation	8,358	693,463
Whirlpool Corporation	1,571	229,633
Wolverine World Wide, Inc.	2,023	63,866

		6,078,323

Banks — 1.7%
Bank of Hawaii Corporation	987	88,435
Cathay General Bancorp	1,905	68,694
CIT Group, Inc.	2,278	104,127
Citizens Financial Group, Inc.	10,972	409,036
Comerica, Inc.	3,672	224,580
First Republic Bank	4,183	463,811
Heartland Financial USA, Inc.	854	41,769
International Bancshares Corporation	1,312	51,693
KeyCorp	24,852	464,981
M&T Bank Corporation	3,158	532,186
New York Community Bancorp, Inc.	11,611	128,418
Old National Bancorp	3,900	69,849
People’s United Financial, Inc.	10,876	167,708
PNC Financial Services Group, Inc. (The)	11,012	1,635,833
Regions Financial Corporation	24,808	386,261
Signature Bank	1,370	194,389
SVB Financial Group (b)	1,289	309,785
Umpqua Holdings Corporation	5,349	90,398

	SHARES	VALUE

Banks — (continued)
Zions Bancorp NA.	4,307	$195,926

		5,627,879

Renewable Energy & Energy Efficiency — 1.0%
Acuity Brands, Inc.	998	117,634
Itron, Inc. (b)	880	71,940
Johnson Controls International, PLC	19,650	775,193
Ormat Technologies, Inc.	940	74,504
Tesla, Inc. (b)	3,326	2,163,796

		3,203,067

Commercial & Professional Services — 0.8%
ACCO Brands Corporation	2,208	19,077
ASGN, Inc. (b)	1,334	90,298
Copart, Inc. (b)	5,091	516,533
Deluxe Corporation	1,015	48,923
Exponent, Inc.	1,266	92,127
Heidrick & Struggles International, Inc.	502	14,267
HNI Corporation	1,054	37,912
ICF International, Inc.	492	43,094
IHS Markit, Ltd. (a)(b)	9,385	740,101
Interface, Inc.	1,437	23,107
Kelly Services, Inc., Class A	787	13,977
Knoll, Inc.	1,273	31,519
ManpowerGroup, Inc.	1,479	135,314
R.R. Donnelley & Sons Company.	1,494	3,586
Resources Connection, Inc.	605	9,211
Robert Half International, Inc.	2,874	167,181
Steelcase, Inc., Class A	2,219	41,296
Team, Inc. (b)	585	7,956
Tetra Tech, Inc.	1,315	112,564
TransUnion	4,612	422,920
TrueBlue, Inc. (b)	978	21,428

		2,592,391

Food & Staples Retailing — 0.4%
Kroger Co. (The)	19,863	533,520
Sysco Corporation	12,040	988,966

		1,522,486

Automobiles & Components — 0.3%
Aptiv PLC (a)	6,329	536,636
Autoliv, Inc. (a)	2,024	155,099

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2020 (unaudited)	concluded

	SHARES	VALUE

Automobiles & Components — (continued)
BorgWarner, Inc.	5,049	$173,130
Harley-Davidson, Inc.	3,870	129,258

		994,123

Utilities — 0.3%
American Water Works Company, Inc.	4,495	612,219
Aqua America, Inc.	5,284	274,451

		886,670

Healthy Living — 0.0%
Hain Celestial Group, Inc. (The) (b)	2,251	54,496
United Natural Foods, Inc. (b)	1,194	8,597

		63,093

Total Common Stocks (Cost $192,902,533)		333,353,611

SHORT-TERM INVESTMENTS — 0.5%
UMB Money Market Fiduciary Account, 0.25% (c) (Cost $1,691,328)		1,691,328

Total Short-term Investments (Cost $1,691,328)		1,691,328

TOTAL INVESTMENTS (d) — 100.0%
(Cost $194,593,861)		335,044,939
Other Assets Less Liabilities — 0.0%		57,768

NET ASSETS — 100.0%		$335,102,707

(a)	Securities whose value are determined or significantly influenced by trading in markets other than the United States or Canada.
(b)	Non-income producing security.
(c)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(d)

The cost of investments for federal income tax purposes is $198,761,862 resulting in gross unrealized appreciation and depreciation of $142,606,373 and $6,323,296 respectively, or net unrealized appreciation of $136,283,077.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS January 31, 2020 (unaudited)

COMMON STOCKS — 99.0%
	SHARES	VALUE

Japan — 20.7%
Aeon Company, Ltd	12,500	$255,669
Ajinomoto Company, Inc	8,500	139,994
Asahi Kasei Corporation	24,200	247,526
Astellas Pharma, Inc	36,600	646,727
Benesse Holdings, Inc	1,400	38,458
Daifuku Co., Ltd	1,900	114,401
Daikin Industries Ltd	4,800	676,355
Daiwa House Industry Company, Ltd	11,100	349,455
Denso Corporation	8,300	340,484
Eisai Company, Ltd	4,800	361,736
Fujitsu Ltd	3,800	401,784
Hankyu Hanshin Holdings, Inc .	4,400	178,517
Hirose Electric Company Ltd	600	74,418
Hitachi Chemical Company Ltd	2,100	87,913
Hitachi Metals Ltd	4,000	61,478
Honda Motor Company, Ltd	31,500	805,625
Kansai Paint Company Ltd	3,500	83,783
Kao Corp	9,300	741,742
KDDI Corp	34,100	1,030,471
Keio Corporation	2,000	114,400
Kikkoman Corporation	2,900	140,527
Komatsu Ltd	17,800	393,576
Konica Minolta, Inc	8,300	50,664
Kubota Corporation	20,500	321,022
Kyushu Railway Company	3,100	101,430
Murata Manufacturing Company, Ltd	11,200	634,086
Nabtesco Corporation	2,100	60,175
NGK Insulators Ltd	5,200	87,187
Nikon Corporation	6,400	77,280
Nintendo Company, Ltd	2,200	809,282
Nippon Express Company, Ltd	1,500	78,164
Nissin Foods Holdings Company Ltd	1,200	90,070
Nitto Denko Corporation	3,000	166,764
NTT DOCOMO, Inc	26,000	738,722
Obayashi Corporation	12,600	138,184
Omron Corporation	3,700	211,880
Panasonic Corporation	43,000	427,335
Rakuten, Inc	16,800	129,603
Sekisui Chemical Company, Ltd	6,800	113,257
Sekisui House Ltd	12,000	258,026
Shimizu Corporation	11,300	115,902

	SHARES	VALUE

Japan — (continued)
Sohgo Security Services Company Ltd	1,300	$67,471
Sompo Holdings, Inc	6,400	239,128
Sony Corporation	24,600	1,720,202
Stanley Electric Company Ltd	2,400	61,812
Sumitomo Chemical Company, Ltd	29,700	126,201
Sumitomo Metal Mining Company, Ltd	4,600	130,780
Sumitomo Mitsui Trust Holdings, Inc	6,300	232,281
Suntory Beverage & Food Ltd	2,600	110,080
Teijin Ltd	3,300	59,000
Tokyo Electron Ltd	3,000	659,838
Tokyu Corp	9,600	169,174
Toray Industries, Inc	26,600	174,052
Toyo Suisan Kaisha Ltd	1,600	67,033
Yamaha Corporation	2,700	137,935
Yaskawa Electric Corporation	4,700	160,889
Yokogawa Electric Corporation	4,300	74,820

		16,084,768

Germany — 13.0%
adidas AG	3,493	1,104,154
Allianz SE	8,238	1,966,711
Beiersdorf AG	1,992	226,218
Deutsche Boerse AG	3,684	597,982
Henkel AG & Company KGaA	2,013	185,463
Henkel AG & Company
KGaA (a)	3,464	352,287
Merck KGaA	2,514	322,359
METRO AG	3,338	46,444
Muenchener
Rueckversicherungs-Gesellschaft AG in Muenchen	2,812	829,066
SAP SE	18,996	2,473,799
Sartorius AG (a)	694	161,499
Siemens AG	14,811	1,826,707

		10,092,689

Switzerland — 9.4%
Alcon, Inc. (b)	7,988	471,914
Coca-Cola HBC AG (b)	3,892	142,960
Givaudan SA	177	584,006
Kuehne + Nagel International AG	1,054	170,349
Lonza Group AG	1,429	586,876

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS January 31, 2020 (unaudited)	continued

	SHARES	VALUE

Switzerland — (continued)
Roche Holding AG	12,706	$4,262,465
Swiss Re AG	5,687	642,170
Swisscom AG	496	272,137
Vifor Pharma AG	875	161,242

		7,294,119

France — 9.4%
AXA SA	37,450	995,824
Casino Guichard Perrachon SA	1,018	41,388
Cie Generale des Etablissements Michelin SCA	3,297	382,517
CNP Assurances	3,136	56,447
Danone SA	11,984	958,985
EssilorLuxottica SA	5,466	809,264
Gecina SA	861	162,709
JCDecaux SA	1,566	41,854
L’Oreal SA	4,890	1,360,092
Natixis SA	18,850	79,600
Orange SA.	38,707	547,144
Schneider Electric SE	10,763	1,073,324
Teleperformance	1,114	279,492
Unibail-Rodamco-Westfield	2,675	363,707
Valeo SA	4,657	138,314

		7,290,661

Canada — 8.3%
Agnico Eagle Mines Ltd	4,560	281,856
Bank of Montreal	12,438	948,592
Bank of Nova Scotia (The)	23,681	1,293,383
Canadian Imperial Bank of Commerce	8,585	700,086
Canadian National Railway Company	13,907	1,299,591
Canadian Tire Corp. Ltd., Class A	1,087	116,577
CGI, Inc. (b)	4,659	356,730
Cronos Group, Inc. (b)	3,067	22,086
First Capital Real Estate Investment Trust	3,215	52,644
Gildan Activewear, Inc	4,008	111,057
Magna International, Inc	5,777	292,866
Metro, Inc	4,888	199,265
Open Text Corporation	5,140	231,327
Rogers Communications, Inc., Class B	7,026	351,778

	SHARES	VALUE

Canada — (continued)
WSP Global, Inc	2,031	$144,337

		6,402,175

Australia — 8.2%
ASX Ltd	3,751	212,212
BlueScope Steel Ltd	10,191	95,376
Boral Ltd	22,406	73,838
Brambles Ltd	30,311	253,167
Coca-Cola Amatil Ltd	9,204	73,133
Coles Group Ltd	21,955	240,910
CSL Ltd	8,773	1,804,301
Dexus	21,215	179,012
Goodman Group	31,617	313,000
GPT Group (The)	37,597	150,013
Insurance Australia Group Ltd	44,376	208,658
LendLease Group	11,026	132,423
Mirvac Group	73,108	164,925
Newcrest Mining Ltd	14,991	300,115
Orica Ltd	7,523	113,657
SEEK Ltd	6,265	93,926
Stockland	46,055	150,564
Sydney Airport	21,548	119,850
Transurban Group	52,771	550,063
Westpac Banking Corporation	67,721	1,131,696

		6,360,839

United Kingdom — 7.7%
Barratt Developments PLC	19,574	207,237
Berkeley Group Holdings PLC	2,242	155,131
Burberry Group PLC	7,971	204,377
Coca-Cola European Partners PLC	4,571	240,480
Croda International PLC	2,498	164,038
easyJet PLC	3,059	56,152
InterContinental Hotels Group PLC	3,315	204,188
Intertek Group PLC	3,080	233,701
ITV PLC.	67,660	120,543
J Sainsbury PLC	33,278	88,760
Johnson Matthey PLC	3,642	124,868
Kingfisher PLC	40,941	109,913
London Stock Exchange Group PLC	6,103	630,679
Marks & Spencer Group PLC	36,657	85,004
Mondi PLC	9,289	188,999
RELX PLC	37,858	1,004,429

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS January 31, 2020 (unaudited)	continued

	SHARES	VALUE

United Kingdom — (continued)
Schroders PLC	2,340	$99,073
Segro PLC	21,469	257,795
Standard Chartered PLC	53,283	443,066
Unilever PLC	21,418	1,277,594
Wm Morrison Supermarkets PLC	46,649	111,852

		6,007,879

Netherlands — 4.3%
Akzo Nobel NV	4,378	413,128
ASML Holding NV	8,229	2,309,296
CNH Industrial NV	19,365	184,445
Koninklijke DSM NV	3,506	426,687

		3,333,556

Denmark — 3.9%
Coloplast A/S, Class B	2,279	287,339
Novo Nordisk A/S, Class B	34,241	2,084,308
Novozymes A/S	4,095	213,508
Pandora A/S	1,967	102,001
Vestas Wind Systems A/S	3,680	365,305

		3,052,461

Hong Kong — 2.2%
ASM Pacific Technology Ltd	6,100	82,196
BOC Hong Kong Holdings Ltd	72,000	238,003
Hang Seng Bank Ltd	14,617	295,458
Hong Kong Exchanges & Clearing Ltd	23,120	759,664
MTR Corporation Ltd	30,167	169,196
Swire Pacific Ltd. A Shares	10,000	87,808
Swire Properties Ltd	23,400	72,643

		1,704,968

Spain — 2.2%
Banco Bilbao Vizcaya Argentaria SA	127,871	661,917
Ferrovial SA	9,426	299,412
Industria de Diseno Textil SA	21,002	706,214

		1,667,543

Sweden — 1.7%
Boliden AB	5,162	122,547
Electrolux AB	4,180	99,302
Essity AB, Class B	11,748	372,951
ICA Gruppen AB	1,800	79,145

	SHARES	VALUE

Sweden — (continued)
Skandinaviska Enskilda Banken AB, Class A	31,555	$311,824
Tele2 AB B Shares	9,373	141,411
Telia Company AB	52,559	224,766

		1,351,946

Singapore — 1.5%
Ascendas Real Estate Investment Trust	56,300	129,631
CapitaLand Ltd	50,000	131,760
City Developments Ltd	8,300	63,971
DBS Group Holdings Ltd	35,049	645,640
Singapore Airlines Ltd	9,700	60,471
Singapore Exchange Ltd	15,000	95,165

		1,126,638

Ireland — 1.5%
CRH PLC (c)	51	1,920
CRH PLC (d)	15,421	578,993
DCC PLC.	1,907	153,973
Kerry Group PLC, Class A	3,060	391,281

		1,126,167

Italy — 0.9%
Intesa Sanpaolo SpA	288,047	715,342

Jersey — 0.9%
Ferguson PLC	4,411	396,110
WPP PLC.	24,107	299,732

		695,842

Belgium — 0.9%
KBC Group NV	4,841	355,199
Solvay SA	1,445	149,756
Umicore SA.	3,803	175,098

		680,053

Norway — 0.8%
Mowi ASA.	8,433	201,141
Orkla ASA	14,716	142,064
Schibsted ASA B Shares	1,823	51,493
Telenor ASA	13,743	248,349

		643,047

Finland — 0.8%
Metso OYJ	2,088	74,090

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS January 31, 2020 (unaudited)	concluded

	SHARES	VALUE

Finland — (continued)
Orion Oyj, Class B	2,060	$97,326
UPM-Kymmene OYJ	10,382	327,111
Wartsila OYJ Abp	8,510	104,523

		603,050

New Zealand — 0.4%
Auckland International Airport Ltd	18,156	101,061
Fletcher Building Ltd	15,822	56,473
Meridian Energy Ltd	25,363	87,161
Ryman Healthcare Ltd	7,918	83,946

		328,641

Israel — 0.2%
Bank Hapoalim BM	21,836	187,476

Portugal — 0.1%
Jeronimo Martins SGPS SA	4,948	85,142

Total Common Stocks (Cost $69,098,500)		76,835,002

SHORT-TERM INVESTMENTS — 0.4%
UMB Money Market Fiduciary Account, 0.25% (e) (Cost $279,274)		279,274

Total Short-term Investments (Cost $279,274)		279,274

TOTAL INVESTMENTS (f) — 99.4%
(Cost $69,377,774)		77,114,276
Other Assets Less Liabilities — 0.6%		482,430

NET ASSETS — 100.0%		$77,596,706

(a)	Preference shares.
(b)	Non-income producing security.
(c)	Shares of this security are traded on the London Stock Exchange.
(d)	Shares of this security are traded on the Irish Stock Exchange.
(e)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(f)

The cost of investments for federal income tax purposes is $69,999,599 resulting in gross unrealized appreciation and depreciation of $10,855,844 and $3,741,167 respectively, or net unrealized appreciation of $7,114,677.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2020

(unaudited)

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
ASSETS:
Investments, at value (cost $223,680,422, $194,593,861 and $69,377,774, respectively)	$294,687,047	$335,044,939	$77,114,276
Foreign cash, at value (cost $382,929)	—	—	385,594
Receivables for:
Capital stock sold	326,337	562,993	94,746
Interest	679,037	317	121
Dividends	169,373	156,222	196,619

Total assets	295,861,794	335,764,471	77,791,356

LIABILITIES:
Payable for capital stock repurchased	137,332	138,117	122,546
Payable for cash due to custodian	—	183,048	—
Accrued expenses	370,047	340,599	72,104

Total liabilities	507,379	661,764	194,650

NET ASSETS	$295,354,415	$335,102,707	$77,596,706

NET ASSETS CONSIST OF:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$218,147,932	$196,140,447	$70,998,855
Net distributable earnings	77,206,483	138,962,260	6,597,851

NET ASSETS	$295,354,415	$335,102,707	$77,596,706

NET ASSET VALUE PER SHARE PER CLASS:
Individual Investor Class Shares:
Net assets applicable to shares outstanding	$295,354,415	$263,924,116	$26,004,379
Shares of beneficial interest issued and outstanding	9,932,995	5,267,935	2,160,163
Net asset value per share	$29.73	$50.10	$12.04

Institutional Class Shares:
Net assets applicable to shares outstanding	$—	$71,178,591	$51,592,327
Shares of beneficial interest issued and outstanding	—	1,421,986	4,286,917
Net asset value per share	$—	$50.06	$12.03

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

January 31, 2020

(unaudited)

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
INVESTMENT INCOME:
Interest income	$1,167,959	$1,147	$472
Dividend and other income (net of $9,142, $0 and $52,713 foreign withholding taxes, respectively)	1,411,857	2,689,242	559,694

Total investment income	2,579,816	2,690,389	560,166

EXPENSES:
Administrative services fee	1,181,682	1,512,470	285,884
Investment advisory fee	917,073	361,337	99,811

Total expenses	2,098,755	1,873,807	385,695

NET INVESTMENT INCOME	481,061	816,582	174,471

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,017,517	2,961,149	(152,599)
Foreign currency transactions	—	—	(9,377)
Change in net unrealized appreciation (depreciation) on:
Investments	4,955,452	23,888,080	5,844,224
Foreign currency translations	—	—	5,456

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	10,972,969	26,849,229	5,687,704

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,454,030	$27,665,811	$5,862,175

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND		MSCI INTERNATIONAL INDEX FUND
	FOR THE SIX MONTHS ENDED JANUARY 31, 2020 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2019	FOR THE SIX MONTHS ENDED JANUARY 31, 2020 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2019	FOR THE SIX MONTHS ENDED JANUARY 31, 2020 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2019
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$481,061	$1,118,296	$816,582	$1,702,282	$174,471	$1,076,165
Net realized gain (loss) on investments and foreign currency transactions	6,017,517	4,497,578	2,961,149	1,315,712	(161,976)	(903,952)
Change in net unrealized appreciation (depreciation) on investments and foreign currency translations	4,955,452	19,024,803	23,888,080	22,554,250	5,849,680	(155,721)

Net increase in net assets resulting from operations	11,454,030	24,640,677	27,665,811	25,572,244	5,862,175	16,492

Dividends and distributions to shareholders:
Distributions
Individual Investor Class	(5,004,745)	(5,652,357)	(1,248,015)	(4,420,544)	(14,239)	(395,899)
Institutional Class	—	—	(409,210)	(981,555)	(89,920)	(879,437)

Total dividends and distributions	(5,004,745)	(5,652,357)	(1,657,225)	(5,402,099)	(104,159)	(1,275,336)

Capital share transactions:
Proceeds from sales of shares
Individual Investor Class	23,780,702	38,908,506	18,414,031	35,144,497	5,173,053	7,421,273
Institutional Class	—	—	13,907,319	28,005,275	9,011,809	18,903,257
Reinvestment of dividends and distributions
Individual Investor Class	4,831,527	5,465,985	1,207,995	4,288,487	13,671	381,573
Institutional Class	—	—	339,540	773,029	88,837	869,648
Payments for shares redeemed
Individual Investor Class[1]	(16,194,072)	(33,941,631)	(21,151,494)	(43,934,103)	(3,262,728)	(3,802,352)
Institutional Class[2]	—	—	(3,179,645)	(7,478,084)	(3,308,455)	(8,943,606)

Net increase in net assets resulting from capital share transactions	12,418,157	10,432,860	9,537,746	16,799,101	7,716,187	14,829,793

Total increase in net assets	18,867,442	29,421,180	35,546,332	36,969,246	13,474,203	13,570,949
NET ASSETS:
Beginning of period	276,486,973	247,065,793	299,556,375	262,587,129	64,122,503	50,551,554

End of period	$295,354,415	$276,486,973	$335,102,707	$299,556,375	$77,596,706	$64,122,503

[1]	Net of redemption fee received of $3,834, $1,106, $5,198, $4,013, $465 and $1,396, respectively.
[2]	Net of redemption fee received of $0, $0 $0, $0, $59 and $1,064, respectively.

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2020		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2019	2018	2017	2016	2015
Net Assets Value, beginning of period	$29.05		$27.05	$25.55	$23.93	$25.07	$23.74

Income (loss) from investment operations:
Net investment income	0.05		0.12	0.07	0.08	0.02	0.01
Net realized and unrealized gain (loss) on investments	1.15		2.50	1.79	2.05	(0.48)	2.51

Total increase (decrease) from investment operations	1.20		2.62	1.86	2.13	(0.46)	2.52

Less dividends:
Dividends from net investment income	(0.05)		(0.11)	(0.05)	(0.03)	—	(0.02)
Distributions from net realized gains	(0.47)		(0.51)	(0.31)	(0.48)	(0.68)	(1.17)

Total decrease from dividends	(0.52)		(0.62)	(0.36)	(0.51)	(0.68)	(1.19)

Net Assets Value, end of period	$29.73		$29.05	$27.05	$25.55	$23.93	$25.07

Total return	4.13	%(a)	10.04%	7.32%	9.07%	(1.73)%	10.84%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	295,354		276,487	247,066	225,670	193,805	179,714
Ratio of expenses to average net assets	1.47	%(b)	1.48%	1.48%	1.48%	1.48%	1.48%
Ratio of net investment income to average net assets	0.34	%(b)	0.44%	0.25%	0.31%	0.10%	0.03%
Portfolio turnover	14	%(a)	19%	18%	26%	24%	30%

(a)	Not annualized.
(b)	Annualized.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2020		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2019	2018	2017	2016	2015
Net Assets Value, beginning of period	$46.17		$43.16	$38.05	$33.65	$32.73	$30.11

Income from investment operations:
Net investment income	0.12		0.25	0.22	0.27	0.27	0.20
Net realized and unrealized gain on investments	4.05		3.61	5.28	4.84	1.27	2.96

Total increase from investment operations	4.17		3.86	5.50	5.11	1.54	3.16

Less dividends:
Dividends from net investment income	(0.11)		(0.21)	(0.20)	(0.22)	(0.25)	(0.19)
Distributions from net realized gains	(0.13)		(0.64)	(0.19)	(0.49)	(0.37)	(0.35)

Total decrease from dividends	(0.24)		(0.85)	(0.39)	(0.71)	(0.62)	(0.54)

Net Assets Value, end of period	$50.10		$46.17	$43.16	$38.05	$33.65	$32.73

Total return	9.03	%(a)	9.33%	14.52%	15.42%	4.83%	10.54%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	263,924		244,706	232,609	207,282	173,485	138,403
Ratio of expenses to average net assets	1.25	%(b)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.46	%(b)	0.58%	0.53%	0.76%	0.89%	0.68%
Portfolio turnover	4	%(a)	14%	18%	17%	19%	13%

(a)	Not annualized.
(b)	Annualized.

GREEN CENTURY EQUITY FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2020		FOR THE YEAR ENDED JULY 31, 2019	FOR THE PERIOD APRIL 30 , 2018 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2018
	(UNAUDITED)
Net Assets Value, beginning of period	$46.11		$43.16	$40.86

Income from investment operations:
Net investment income	0.18		0.39	0.09
Net realized and unrealized gain on investments	4.06		3.59	2.35

Total increase from investment operations	4.24		3.98	2.44

Less dividends:
Dividends from net investment income	(0.16)		(0.39)	(0.14)
Distributions from net realized gains	(0.13)		(0.64)	—

Total decrease from dividends	(0.29)		(1.03)	(0.14)

Net Assets Value, end of period	$50.06		$46.11	$43.16

Total return	9.22	%(a)	9.65%	6.50	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	71,179		54,850	29,978
Ratio of expenses to average net assets	0.95	%(b)	0.95%	0.95	%(b)
Ratio of net investment income to average net assets .	0.76	%(b)	0.88%	0.83	%(b)
Portfolio turnover	4	%(a)	14%	18	%(a)

(a)	Not annualized.
(b)	Annualized.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2020		FOR THE YEARS ENDED JULY 31,		FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
	(UNAUDITED)		2019	2018
Net Assets Value, beginning of period	$11.07		$11.50	$11.31	$10.00

Income (loss) from investment operations:
Net investment income	0.02		0.18	0.17	0.10
Net realized and unrealized gain (loss) on investments	0.96		(0.40)	0.24	1.31

Total increase (decrease) from investment operations	0.98		(0.22)	0.41	1.41

Less dividends:
Dividends from net investment income	(0.01)		(0.16)	(0.19)	(0.10)
Distributions from net realized gains	—		(0.05)	(0.03)	—

Total decrease from dividends	(0.01)		(0.21)	(0.22)	(0.10)

Net Assets Value, end of period	$12.04		$11.07	$11.50	$11.31

Total return	8.82	%(a)	(1.82)%	3.62%	14.18	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	26,004		22,110	18,744	8,087
Ratio of expenses to average net assets	1.28	%(b)	1.28%	1.28%	1.28	%(b)
Ratio of net investment income to average net assets .	0.29	%(b)	1.79%	1.71%	1.79	%(b)
Portfolio turnover	2	%(a)	23%	28%	13	%(a)

(a)	Not annualized.
(b)	Annualized.

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2020		FOR THE YEARS ENDED JULY 31,		FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
	(UNAUDITED)		2019	2018
Net Assets Value, beginning of period	$11.07		$11.50	$11.31	$10.00

Income from investment operations:
Net investment income	0.03		0.21	0.21	0.12
Net realized and unrealized gain (loss) on investments	0.95		(0.38)	0.23	1.31

Total increase (decrease) from investment operations	0.98		(0.17)	0.44	1.43

Less dividends:
Dividends from net investment income	(0.02)		(0.21)	(0.22)	(0.12)
Distributions from net realized gains	—		(0.05)	(0.03)	—

Total decrease from dividends	(0.02)		(0.26)	(0.25)	(0.12)

Net Assets Value, end of period	$12.03		$11.07	$11.50	$11.31

Total return	8.86	%(a)	(1.43)%	3.90%	14.36	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	51,592		42,012	31,808	15,574
Ratio of expenses to average net assets	0.98	%(b)	0.98%	0.98%	0.98	%(b)
Ratio of net investment income to average net assets .	0.59	%(b)	2.09%	2.01%	2.09	%(b)
Portfolio turnover	2	%(a)	23%	28%	13	%(a)

(a)	Not annualized.
(b)	Annualized.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers three separate series, the Green Century Balanced Fund (the “Balanced Fund”), the Green Century Equity Fund (the “Equity Fund”) and the Green Century MSCI International Index Fund (the “International Index Fund”), each a “Fund” and collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992, the Equity Fund Individual Investor Share Class commenced operations on September 13, 1995, the Equity Fund Institutional Share Class commenced operations on April 30, 2018, and the Individual Investor Share Class and Institutional Share Class of the International Index Fund commenced operations on September 30, 2016.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on U.S. national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on U.S. national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted U.S. equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation or valuation provided by a pricing service is deemed not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

For non-U.S. securities traded in foreign markets, the International Index Fund uses a fair value model developed by an independent pricing service to assist in valuing those securities. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent the readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Examples of level 2 inputs include 1) quoted prices for identical or similar assets in markets that are not active 2) investments valued at amortized cost and 3) investments valued with inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 — significant unobservable inputs, including the Funds’ own assumptions in determining the fair value of investments.

In some cases, the inputs used to measure the fair value of an asset or a liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of January 31, 2020:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$187,238,457	$ —	$ —	$187,238,457
BONDS & NOTES	—	91,985,693	—	91,985,693
CERTIFICATES OF DEPOSIT	—	239,971	—	239,971
SHORT-TERM OBLIGATIONS	—	15,222,926	—	15,222,926

TOTAL	$187,238,457	$107,448,590	$ —	$294,687,047

The following is a summary of the inputs used to value the Equity Fund’s net assets as of January 31, 2020:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$333,353,611	$ —	$ —	$333,353,611
SHORT-TERM OBLIGATIONS	—	1,691,328	—	1,691,328

TOTAL	$333,353,611	$1,961,328	$ —	$335,044,939

The following is a summary of the inputs used to value the International Index Fund’s net assets as of January 31, 2020:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS
JAPAN	$ —	$16,084,768	$ —	$16,084,768
GERMANY	226,218	9,866,471	—	10,092,689
SWITZERLAND	—	7,294,119	—	7,294,119
FRANCE	567,804	6,722,857	—	7,290,661
CANADA	6,402,175	—	—	6,402,175
AUSTRALIA	—	6,360,839	—	6,360,839
UNITED KINGDOM	395,611	5,612,268	—	6,007,879
NETHERLANDS	—	3,333,556	—	3,333,556
DENMARK	102,001	2,950,460	—	3,052,461
HONG KONG	—	1,704,968	—	1,704,968
SPAIN	—	1,667,543	—	1,667,543
SWEDEN	99,302	1,252,644	—	1,351,946
SINGAPORE	—	1,126,638	—	1,126,638
IRELAND	391,281	734,886	—	1,126,167
ITALY	—	715,342	—	715,342
JERSEY	—	695,842	—	695,842
BELGIUM	—	680,053	—	680,053
NORWAY	—	643,047	—	643,047
FINLAND	104,523	498,527	—	603,050
NEW ZEALAND	—	328,641	—	328,641
ISRAEL	—	187,476	—	187,476
PORTUGAL	—	85,142	—	85,142

TOTAL COMMONS STOCKS	8,288,915	68,546,087	—	76,835,002

SHORT-TERM OBLIGATIONS	279,274	—	—	279,274

TOTAL	$8,568,189	$68,546,087	$ —	$77,114,276

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

There were no transfers into or out of Level 3 during the reporting period.

(B)

Securities Transactions and Investment Income:    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date. Income, expenses and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

(C)

Currency Translation and Contracts:    Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates. When a Fund purchases or sells foreign securities, it enters into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The International Index Fund had no open foreign currency spot contracts outstanding as of January 31, 2020.

(D)

Distributions:    Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

(E)

Federal Taxes:    Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.

US GAAP requires that all entities, including pass-through entities such as the Funds, establish a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of January 31, 2020. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through January 31, 2020. At January 31, 2020, the tax years 2016 through 2019 remain open to examination by the Internal Revenue Service.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

(F)

Redemption Fee:    A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the six months ended January 31, 2020, the Balanced Fund, Equity Fund and International Index Fund received $3,834, $5,198 and $524 respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.

(G)

Indemnification:    The Funds’ organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote. As of July 31, 2019, no liability has been accrued.

(H)

Offsetting of Assets and Liabilities:    As of January 31, 2020, there are no master netting arrangements related to the Funds. The Funds’ Statements of Assets and Liabilities present derivative instruments on a gross basis, if applicable. As of January 31, 2020, no derivative instruments were held by the Funds.

NOTE 2 — Transactions With Affiliates

(A)

Investment Adviser:    Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. Effective February 1, 2018, Green Century and the Funds on behalf of the Balanced Fund entered into a contractual investment advisory fee waiver agreement pursuant to which Green Century agreed to waive that portion of the fee to which it is otherwise entitled under the Advisory Agreement between Green Century and the Funds with respect to the Balanced Fund, so that Green Century’s investment advisory fee with respect to the Fund shall be equal on an annual basis to 0.65% of the average daily net assets of the Fund up to $250 million and 0.60% of the value of the average daily net assets of the Fund in excess of $250 million, accrued daily and paid monthly. Effective November 28, 2018, the Balanced Fund’s Advisory Agreement was amended to reflect the same reduction in the advisory fee that was stipulated in the fee waiver agreement. Prior to February 1, 2018, the Balanced Fund paid Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.65% of the average daily net assets of the Fund. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion. The International Index Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.28% of the International Index Fund’s average daily net assets.

(B)

Subadvisers:    Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Effective February 1, 2018, Green Century, Trillium, and the Funds on behalf of the Balanced Fund entered into a contractual investment subadvisory fee waiver agreement pursuant to which Trillium agreed to waive that portion of the fee to which it is otherwise entitled under the Subadvisory Agreement between Green Century, Trillium and the Funds with respect to the Balanced Fund, so that Trillium’s investment subadvisory fee with respect to the Fund shall be equal on an annual basis to 0.40% of the value of the average daily net assets of the Fund up to $30 million, 0.35% of the value of the average daily net assets of the Fund in excess of $30 million up to $250 million, and 0.30% of the value of the average daily net assets of the Fund in excess of $250 million. Effective November 28, 2018, the Balanced Fund’s Subadvisory Agreement was amended to reflect the same reduction in the subadvisory fee that was stipulated in the fee waiver agreement. Prior to February 1, 2018,

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

Trillium was paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the six months ended January 31, 2020, Green Century accrued fees of $497,469 to Trillium. Northern Trust Investments, Inc. (“Northern Trust”) is the subadviser for the Equity Fund and International Index Fund. For the Equity Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the International Index Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $100,000 or 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the six months ended January 31, 2020, Green Century accrued fees of $69,834 and $55,340 to Northern Trust for the Equity Fund and the International Index Fund, respectively.
(C)

Administrator:    Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s average daily net assets up to but not including $250 million and 1.43% of the Fund’s average daily net assets equal to and in excess of $250 million. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s Individual Investor Class average daily net assets, and 0.95% of the Fund’s Institutional Class average daily net assets. The International Index Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.28% of the Fund’s Individual Investor Class average daily net assets, and 0.98% of the Fund’s Institutional Class average daily net assets.

(D)

Subadministrator:    Pursuant to a Subadministrative and Fund Accounting Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator and Fund Accountant, is responsible for conducting fund accounting and certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the six months ended January 31, 2020, Green Century accrued fees of $84,259, $106,955, and $48,272 to UMBFS related to services performed on behalf of the Balanced Fund, the Equity Fund, and the International Index Fund, respectively.

(E)

Index Agreements:    The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social ex Fossil Fuels Index (the “KLD Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). For the use of the KLD Index for the Equity Fund, MSCI is paid by the Adviser an annual license fee of $26,000, plus the greater of $26,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. The International Index Fund invests in the securities included in the MSCI World ex USA SRI ex Fossil Fuels Index (the “World Index”). The Index is owned and maintained by MSCI. For the use of the World Index for the International Index Fund, MSCI is paid by the Adviser an annual license fee of $16,000, plus the greater of $25,000 or at an annual rate of 0.05% on the first $100 million of average daily net

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. For the six months ended January 31, 2020, Green Century accrued fees of $75,364 and $25,865 to MSCI for the Equity Fund and International Index Fund, respectively.

NOTE 3 — Investment Transactions

For the six months ended January 31, 2020, the Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $38,795,148 and $37,981,723 respectively. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $18,586,540 and $11,078,399, respectively. The International Index Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $9,008,285 and $1,458,738, respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2019 were as follows:

	BALANCED FUND	EQUITY FUND	INTERNATIONAL INDEX FUND
Undistributed ordinary income	$384,798	$291,902	$190,044
Undistributed long-term capital gains	4,185,055	372,381	—

Tax accumulated earnings	4,569,853	664,283	190,044

Accumulated capital and other losses	—	—	(602,975)
Unrealized appreciation (depreciation)	66,187,345	112,289,391	1,258,706
Foreign currency translations	—	—	(5,940)

Distributable net earnings (deficit)	$70,757,198	$112,953,674	$839,835

The tax character of distributions paid during the fiscal year ended July 31, 2019 and the year ended July 31, 2018 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2019	YEAR ENDED JULY 31, 2018	YEAR ENDED JULY 31, 2019	YEAR ENDED JULY 31, 2018
Ordinary income	$1,539,357	$1,805,215	$2,668,893	$1,490,368
Long-term capital gains	4,113,000	1,468,286	2,733,206	875,447

	INTERNATIONAL INDEX FUND
	YEAR ENDED JULY 31, 2019	YEAR ENDED JULY 31, 2018
Ordinary income	$1,049,319	$916,281
Long-term capital gains	226,017	—

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund, the Equity Fund and the International Index Fund were as follows:

	BALANCED FUND	BALANCED FUND
	SIX MONTHS ENDED JANUARY 31, 2020	YEAR ENDED JULY 31, 2019
Shares sold	802,548	1,427,521
Reinvestment of dividends	162,241	216,309
Shares redeemed	(550,235)	(1,257,843)

	414,554	385,987

	EQUITY FUND INDIVIDUAL INVESTOR CLASS	EQUITY FUND INDIVIDUAL INVESTOR CLASS
	SIX MONTHS ENDED JANUARY 31, 2020	YEAR ENDED JULY 31, 2019
Shares sold	386,476	824,614
Reinvestment of dividends	24,350	110,775
Shares redeemed	(443,454)	(1,024,527)

	(32,628)	(89,138)

	EQUITY FUND INSTITUTIONAL CLASS	EQUITY FUND INSTITUTIONAL CLASS
	SIX MONTHS ENDED JANUARY 31, 2020	YEAR ENDED JULY 31, 2019
Shares sold	292,056	653,982
Reinvestment of dividends	6,851	19,493
Shares redeemed	(66,421)	(178,554)

	232,486	494,921

	INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS	INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS
	SIX MONTHS ENDED JANUARY 31, 2020	YEAR ENDED JULY 31, 2019
Shares sold	440,466	687,102
Reinvestment of dividends	1,119	35,596
Shares redeemed	(278,465)	(356,006)

	163,120	366,692

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	concluded

	INTERNATIONAL INDEX INSTITUTIONAL CLASS	INTERNATIONAL INDEX INSTITUTIONAL CLASS
	SIX MONTHS ENDED JANUARY 31, 2020	YEAR ENDED JULY 31, 2019
Shares sold	767,027	1,775,836
Reinvestment of dividends	7,276	80,885
Shares redeemed	(284,178)	(825,444)

	490,125	1,031,277

NOTE 6 — Subsequent Events

Subsequent to January 31, 2020 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events requiring disclosure.

There were no events requiring accrual or disclosure.

BOARD OF TRUSTEES’ CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Green Century Funds considered and approved the continuance of three advisory and subadvisory agreements.

INVESTMENT ADVISORY AGREEMENTS WITH GREEN CENTURY CAPITAL MANAGEMENT, INC.

The Board, including the Independent Trustees, voted to approve the continuance of the Investment Advisory Agreements, (the “Advisory Agreements”) between the Trust, on behalf of each of the Balanced Fund, the Equity Fund, and the International Fund and Green Century Capital Management (“Green Century” or the “Adviser”) at a meeting on October 4, 2019. The Trustees considered, among other things, information provided by Green Century regarding the investment performance of each Fund; the expenses of each Fund and the advisory fee paid to Green Century by each Fund; and the profitability to Green Century of its advisory relationship with each Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the approval and continuance of the Advisory Agreements. The Trustees considered all of the information provided to them by Green Century, including information provided throughout the year. The Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Advisory Agreements. In approving the Advisory Agreements, the Board, including the Independent Trustees did not identify any single factor as determinative. Matters considered in connection with their approval of the Advisory Agreements included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees considered the scope and quality of the services performed for each of the Funds by the Adviser, including the resources dedicated by the Adviser.

With respect to the Balanced Fund, the services performed include the oversight and monitoring of the portfolio management and performance of the Balanced Fund; monitoring the implementation of the Balanced Fund’s environmental screens; implementing the environmental and other policies of the Trust by voting the Balanced Fund’s shareholder proxies independently and without reliance on third-party proxy advisory firms; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Trillium Asset Management, LLC (“Trillium”), the subadviser of the Balanced Fund, which performs the day-to-day portfolio management for the Fund.

With respect to the Equity Fund and the International Fund, these services include monitoring the Equity Fund’s performance and tracking error relative to the MSCI KLD 400 Social ex Fossil Fuels Index (the “MSCI KLD Index”); monitoring the International Fund’s performance and tracking error relative to the MSCI World ex USA SRI ex Fossil Fuels Index (the “MSCI World Index”); implementing the environmental and other policies of the Trust by voting the Equity Fund’s and the International Fund’s shareholder proxies independently and without reliance on third-party proxy advisory firms; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Northern Trust Investments, Inc. (“Northern Trust”), the subadviser of the Equity Fund and the International Fund, which performs day-to-day portfolio management for those two Funds.

In addition, the Trustees considered the Adviser’s ongoing efforts and commitment with respect to shareholder advocacy and corporate environmental responsibility. They took into account the not-for-profit ownership of the Adviser’s business, including its grant to a non profit organization out of its own resources and the fact that any distribution of profits by the Adviser are paid to its 100% owner, Paradigm Partners, which is comprised entirely of nonprofit advocacy organizations so that no individuals directly benefit from the distributed earned profits of the Adviser. They also considered the administrative services provided by Green Century to the Funds under a separate agreement, including the coordination of the activities of the Funds’ other service providers. Based on its review of all of the services provided, the Trustees concluded that the nature, quality, and extent of services provided by the Adviser supported the continuance of the Advisory Agreements with respect to each Fund.

Investment Performance.    With respect to the Balanced Fund, the Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of other funds designated by Morningstar to have similar investment objectives as well as the Balanced Fund’s performance measured against the Lipper Balanced Fund Index (“Lipper Index”), which is a broad-based balanced fund market index, and against a custom balanced index (“Custom Index”) comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate and Government Index. In addition, the Trustees took into account the performance information they had been provided throughout the year. After weighing all the factors deemed appropriate, including the environmental screens applied to the Fund’s investment process, the Trustees, including the Independent Trustees concluded that the performance of the Balanced Fund supported the continuance of the Advisory Agreement with respect to the Balanced Fund.

With respect to the Equity Fund and the International Fund, the Trustees considered that due to each Fund’s passive investment strategy, the principal concern with regard to investment performance was the extent to which the Fund tracked its respective index. After considering all the factors deemed appropriate, the Trustees, including the Independent Trustees concluded that the performance of the Equity Fund and the International Fund supported the continuance of the Advisory Agreement with respect to the Equity Fund and the International Fund, respectively.

The Costs of Services Provided and Profitability.    The Trustees considered the costs of the services provided to the Funds and the profitability to the Adviser from its arrangements with the Funds.

The Trustees reviewed and considered an analysis of the advisory fees and total expenses ratios of each Fund and comparative data for multiple categories of mutual funds included in and as defined by Morningstar’s mutual fund database of thousands of mutual funds. For the Balanced Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee was higher than the average advisory fee for socially conscious funds (by 1 basis point), socially conscious balanced Funds (by 10 basis points), all balanced funds (by 16 basis points), and balanced funds with assets between $200 million and $300 million (by 8 basis points). The Trustees also noted that the total expense ratio of the Balanced Fund was capped at 1.48% and that the total expense ratio was higher than that of the average of socially conscious funds (by 42 basis points), socially conscious balanced funds (by 52 basis points), all balanced funds (by 55 basis points), and balanced funds with assets between $200 million and $300 million (by 61 basis points).

For the Equity Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee for the Individual Investor Class was lower than the average advisory fee for socially conscious funds (by 42 basis points), socially conscious large growth funds (by 42 basis points), all large growth funds (by 47 basis points), large growth funds with assets between $200 million and $300 million (by 39 basis points) and large growth index funds (by 29 basis points). The Trustees also noted that the total expense ratio of Individual Investor Class of the Equity Fund was capped at 1.25%, and that the total expense ratio was higher than the average of socially conscious funds (by 6 basis points), socially conscious large growth funds (by 3 basis points) and large growth funds with assets between $200 million and $300 million (by 25 basis points); lower than the average of all large growth funds (by 4 basis points); and equal to the average of large growth index funds.

For the International Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee for the Individual Investor Class was lower than that of the average advisory fee for socially conscious funds (by 37 basis points), socially conscious foreign large blend funds (by 38 basis points), all foreign large blend funds (by 36 basis points) and foreign large blend funds with assets up to $100 million (by 39 basis points), and higher than the average advisory fee for foreign large blend index funds (by 8 basis points). The Trustees also noted that the total expense ratio of Individual Investor Class shares of the International Fund was capped at 1.28% and that the total expense ratio was higher than that of the average of socially conscious funds (by 9 basis points), socially conscious foreign large blend funds (by 4 basis points), all foreign large blend funds (by 16 basis points), foreign large blend funds with assets up to $100 million (by 1 basis point) and foreign large blend index funds (by 81 basis points).

Green Century provided the Trustees with information relating to the profitability to Green Century of its advisory relationships to the Funds. The Trustees noted that based on information provided by Green Century, the relationships to the Funds had not been profitable for several years, though recent growth in Fund assets resulted in a profit for the Adviser’s fiscal year ended June 30, 2015 and increasing levels of profit for subsequent periods through the Adviser’s fiscal year ended June 30, 2019. The Trustees considered an analysis of the estimated Fund-by-Fund profitability for Green Century from the investment management and administrative service it provides to the Trust, which showed that the Adviser had made a profit from managing the Balanced Fund and the Equity Fund, while its management of the International Fund remained unprofitable for the fiscal year ended June 30, 2019. In this regard, the Trustees considered the subadvisory fees and the other expenses incurred by the Adviser in providing advisory services to the Funds and the amount retained by Green Century out of the advisory fees. The Trustees also considered the fees received by Green Century for providing administrative services to the Funds and the expenses incurred in providing those services. In considering the cost allocation methodology used by Green Century, the Trustees took into consideration that the Adviser does not provide advisory or administrative services to other mutual funds or non-mutual fund clients. The Trustees considered the costs and entrepreneurial risks assumed by the Adviser in connection with launching, branding and maintaining publicly-offered mutual funds and that the Adviser had been unprofitable for nine of the last nineteen fiscal years. The Trustees took into account the operational enhancements that Green Century had indicated it would need to undertake in connection with the growth of Fund assets, the addition of new share classes, and the expansion into different types of assets. The Trustees also considered Green Century’s non-profit ownership structure, its cost structure and personnel needs, and its investment in shareholder advocacy that aligns with the Funds’ stated intention to promote greater corporate environmental accountability. After reviewing the information described above, the Trustees concluded that the fees specified in the Advisory Agreements, taking into account the costs of the services provided by the Adviser and the profitability to the Adviser of its relationships with the Funds, supported the continuance of the Advisory Agreements with respect to the Funds.

Other Benefits.    With respect to fall-out benefits from the Adviser’s arrangements with the Funds, the Trustees considered that neither Green Century nor any affiliate of Green Century receives any brokerage fees, soft dollar benefits, liquidity rebates from electronic communications networks or payments for order flow from the trades executed for each Fund. The Trustees noted that Green Century does potentially benefit from its relationship with the Funds due to the Funds’ reputation as the first family of no-load environmentally responsible mutual funds and, more recently, as a pioneer in responsible and diversified fossil fuel free mutual funds. The Trustees considered that the association with the Funds supports Green Century’s own stated mission of advocating for corporate environmental responsibility. Further, pursuant to the Advisory Agreements, Green Century has reserved for itself the rights to the names “Green Century Funds” and any similar names; thus, Green Century may benefit in the future from developing other funds or investment products with the Green Century brand. The Trustees concluded that the fall-out benefits to be realized by Green Century were appropriate.

Economies of Scale.    The Trustees also considered whether economies of scale could be realized by the Adviser as the Funds grow in asset size and the extent to which such economies of scale were reflected in the level of fees charged. They noted the relatively small size of each Fund and the resultant difficulty of achieving meaningful economies of scale, though they took into account the effects of significant increases in Fund and Trust assets over the past few years relative to a very small base. They considered that if the assets were to increase, the Funds could have the opportunity to experience economies of scale as fixed costs would become a smaller percentage of the Funds’ assets and some of the

Funds’ service providers’ fees, as a percentage of the Funds’ assets, could decrease. The Trustees noted that the advisory fee structure for each of the Equity Fund and the Balanced Fund includes breakpoints that would cause the advisory fee to decrease as a percentage of net assets as the Fund increased in size, though under certain circumstances the structure of the Equity Fund’s unitary administrative fee arrangement with the Adviser offsets the effects of any advisory fee reduction on the total expense ratio. The Trustees concluded that there was no current need to seek additional breakpoints, that economies of scale could be realized as the Funds grow, and that if assets increased significantly the Trustees would have opportunities to negotiate further breakpoints or other decreases in fees with the Adviser.

Based on a review of all factors deemed relevant the Trustees concluded that the Advisory Agreements with respect to all of the Funds should be continued for an additional oneyear period.

INVESTMENT SUBADVISORY AGREEMENTS

The Trustees voted to approve the continuance of the subadvisory agreement between the Trust, on behalf of the Balanced Fund, Green Century, and Trillium, as amended (the “Balanced Fund Subadvisory Agreement”), the continuance of the subadvisory agreement between the Trust, on behalf of the Equity Fund, Green Century, and Northern Trust (the “Equity Fund Subadvisory Agreement”) and the continuance of the subadvisory agreement between the Trust, on behalf of the International Fund, Green Century, and Northern Trust (the “International Fund Subadvisory Agreement” and together with the Balanced Fund Subadvisory Agreement and the Equity Fund Subadvisory Agreement, the “Subadvisory Agreements”) at the October 4, 2019 meeting. In connection with their deliberations at the meetings, and in a separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Trillium regarding the investment performance of the Balanced Fund, and information provided by Northern Trust regarding the investment performance of the Equity Fund (including the success with which the Equity Fund tracked the MSCI KLD Index) and the International Fund (including the success with which the International Fund tracked the MSCI World Index), the subadvisory fees paid to Trillium and Northern Trust, the profitability to Trillium of its subadvisory relationship to the Balanced Fund and financial information about Northern Trust. The Independent Trustees were assisted by independent counsel in considering these materials and the continuance of the Subadvisory Agreements. The Trustees considered all of the information provided to them by Trillium and Northern Trust, including information provided throughout the year. The Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the contract review. In approving the continuance of the Subadvisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory. Agreements included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees noted that under the terms of the Balanced Fund Subadvisory Agreement, Trillium provided the day-to-day portfolio management of the Balanced Fund, including determining asset and sector allocation; conducting securities selection and discovery; researching and analyzing environmental policies and practices of companies and implementing the Balanced Fund’s environmental screening criteria; managing the volatility, liquidity, risk, and turnover of the portfolio; and investing the portfolio consistent with the Balanced Fund’s investment objective and policies. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team and noted that Trillium was devoted exclusively to environmentally and socially responsible investing and managed over $2 billion in assets. The Trustees also considered Trillium’s compliance record as well as the professional experience and responsiveness of Trillium’s compliance staff, as reported to them by the Trust’s chief compliance officer. The Trustees also considered Trillium’s leadership in social and environmental responsibility, including its shareholder advocacy efforts.

The Trustees noted that under the terms of the Equity Fund Subadvisory Agreement and the International Fund Subadvisory Agreement, Northern Trust provided the day-to-day portfolio management of each of the Equity Fund and the International Fund, making purchases and sales of portfolio securities consistent with each such Fund’s investment objective and policies and with changes to the applicable index. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team as well as the team’s experience in passive management. The Trustees also considered Northern Trust’s handling of daily inflows and outflows, transaction costs, tracking error, and the portfolio turnover rates for each of the Equity Fund and the International Fund. The Trustees also considered Northern Trust’s compliance record as well as the professional experience and responsiveness of Northern Trust’s compliance staff, as reported to them by the Trust’s chief compliance officer.

Based on its review of all of the services provided and to be provided, the Trustees concluded that the nature, quality, and extent of services provided by Trillium and Northern Trust, respectively, supported the continuance of the Subadvisory Agreements.

Investment Performance.    The Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of mutual funds with similar investment objectives as well as other broad-based market indexes. The Trustees noted that as of periods ended July 31, 2019, the Balanced Fund’s one-, three-, five- and ten-year average annual returns outperformed the Lipper Index. The Trustees also noted that as of periods ended July 31, 2019, the Balanced Fund’s one- and three-year average annual returns outperformed the Custom Index and its five- and ten-year average annual returns underperformed the Custom Index. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Balanced Fund together with Trillium’s investment process, philosophies and experience in environmentally and socially responsible investing, supported the continuance of the Balanced Fund Subadvisory Agreement.

With respect to the Equity Fund and the International Fund, the Trustees considered that due to each Fund’s passive investment strategy, the principal concern with regard to investment performance was the extent to which the Fund tracked its respective index. The Trustees reviewed the performance of the Individual Investor Class shares of the Equity Fund as compared to that of the MSCI KLD Index for the twelve-month period ended July 31, 2019, and noted that the Equity Fund’s performance closely followed that of the MSCI KLD Index. In particular, they observed that, after taking into consideration the fees and expenses of the Individual Investor Class shares, for the one-year period the Equity Fund’s performance was in line with that of the MSCI KLD Index. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Equity Fund together with Northern Trust’s investment process and experience in passive portfolio management supported the continuance of the Equity Fund Subadvisory Agreement. The Trustees reviewed the performance of the Individual Investor Class shares of the International Fund, exclusive of the expenses of the class, as compared to that of the MSCI World Index for the twelve-month period ended July 31, 2019, and noted that while the Fund’s performance followed that of the MSCI World Index, the Fund slightly underperformed the average annual returns of the MSCI World Index. After considering all the factors they deemed appropriate, the Trustees concluded that the performance of the International Fund together with Northern Trust’s investment process and experience in passive portfolio management supported the continuance of the International Fund Subadvisory Agreement.

Costs of Services Provided and Profitability.    The Trustees considered that the subadvisory fees paid by Green Century to Trillium under the Balanced Fund Subadvisory Agreement were 0.40% of the value of the average daily net assets of the Balanced Fund up to $30 million, 0.35% of the value of the average daily net assets of the Balanced Fund in excess of $30 million up to $250 million, and 0.30% of the value of the average daily net assets of the Balanced Fund in excess of $250 million.

In evaluating the profitability of the Subadvisory Agreement to Trillium, the Trustees noted that based on information provided by Trillium, the relationship was profitable. The Trustees noted that Trillium stated that recent increases in the assets of the Balanced Fund have allowed Trillium to realize what it considers to be a fair entrepreneurial profit on the subadvisory services it provides. The Trustees considered the financial resources Trillium dedicated and the other expenses Trillium incurred in providing subadvisory services to the Balanced Fund, including startup costs relating to the relationship, and additional personnel, legal, trading analysis and compliance costs required in the context of providing subadvisory services to a mutual fund. The Trustees took into account that Trillium is the investment adviser or sub-adviser to other mutual funds. The Trustees also considered Trillium’s fee structure and noted, based on the information provided, that the subadvisory fees were lower than the fees Trillium would receive from an institutional client with separate accounts of similar size as the Balanced Fund.

The Trustees considered that the subadvisory fees paid by Green Century to Northern Trust under the Equity Fund Subadvisory Agreement were an annual fee equal to the greater of (a) $75,000 or (b) 0.10% of the value of the average daily net assets of the Equity Fund up to but not including $50 million, 0.05% of the value of the average daily net assets of the Equity Fund from and including $50 million up to but not including $100 million, and 0.03% of the value of the average daily net assets of the Equity Fund equal to or in excess of $100 million.

The Trustees considered that that the subadvisory fees paid by Green Century to Northern Trust under the International Fund Subadvisory Agreement were an annual fee equal to the greater of (a) $100,000 or (b) 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million, and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million.

The Trustees reviewed and considered an analysis of the subadvisory fees for the Equity Fund and the International Fund against comparative data for mutual funds subadvised by Northern Trust with a similar investment strategy and asset size. The Trustees noted that each Fund paid subadvisory fees at effective rates comparable to those paid to Northern Trust by other subadvised index funds with similar levels of net assets. In evaluating the profitability of each of the Equity Fund Subadvisory Agreement and International Fund Subadvisory Agreement to Northern Trust, the Trustees noted that Northern Trust does not calculate earnings at the subadvisory client level.

The Trustees also considered that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by the Funds.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreements, taking into account the nature and quality of services provided and the costs of the services provided by Trillium and Northern Trust as applicable, supported the continuance of the Subadvisory Agreements.

Other Benefits.    The Trustees evaluated potential other benefits that each of Trillium and Northern Trust may realize from its relationship with the applicable Fund(s). The Trustees considered the brokerage practices of Trillium, including the soft dollar commissions that were generated with respect to the Balanced Fund’s portfolio transactions. The Trustees considered that Trillium was not affiliated with a broker/dealer and therefore no benefit would be realized by Trillium through transactions with affiliated brokers. The Trustees also considered the brokerage practices of Northern Trust, including that Northern Trust does not trade for the Equity Fund or the International Fund through its affiliated broker. The Trustees also considered that no soft dollars have been paid in connection with Northern Trust’s management of the Equity Fund and the International Fund.

The Trustees further considered the reputational and other advantages that each of Trillium and Northern Trust may gain from its relationship with the applicable Fund(s), including that Northern Trust’s management of the Equity Fund and the International Fund will broaden its exposure to the socially responsible mutual fund market, which may assist in its marketing efforts. The Trustees concluded that the benefits received by each of Trillium and Northern Trust were reasonable in the context of its relationship with the applicable Fund(s).

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by each of Trillium and Northern Trust as the Funds grow in asset size and the extent to which such economies of scale might be reflected in the subadvisory fees. They noted the relatively small size of each Fund (compared with similar funds in the industry) and the resultant difficulty of achieving meaningful economies of scale, though they took into account the effects of significant increases in Fund and Trust assets over the past few years. They considered that if the assets were to increase, Trillium and Northern Trust could have the opportunity to experience economies of scale. They also noted that pursuant to the Balanced Fund Subadvisory Agreement, the overall subadvisory fees paid to Trillium by Green Century (out of the advisory fee that Green Century receives from the Fund, which is subject to a breakpoint) include breakpoints at $30 million and $250 million, so that fees as a percentage of net assets decrease modestly (from 40 basis points towards 30 basis points) as assets in the Balanced Fund increase. They also noted that pursuant to the Equity Fund Subadvisory Agreement and the International Fund Subadvisory Agreement, the overall subadvisory fees paid to Northern Trust by Green Century (out of the advisory fee that Green Century receives from the applicable Fund, which, for the Equity Fund, is subject to breakpoints) include breakpoints at $50 million and $100 million (subject to a minimum annual fee of $75,000 for the Equity Fund and $100,000 for the International Fund), so that fees as a percentage of net assets decrease as assets in the Equity Fund and the International Fund increase. The Trustees concluded that economies of scale could be realized as the Funds grow, and that the fee schedules as specified were appropriate, and supported the continuance of the Subadvisory Agreements.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that all of the Subadvisory Agreements should be continued for an additional one-year period.

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

Two Financial Center

60 South Street, Suite 1100

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund and International Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

UMB Bank, n.a.

928 Grand Blvd

Kansas City, MO 64106

TRANSFER AGENT

Atlantic Shareholder Services, LLC

Three Canal Plaza

Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Printed on recycled paper with soy-based ink.

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YOUR NOTES

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YOUR NOTES

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YOUR NOTES

Semi-Annual Report

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Green Century Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Green Century or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Green Century Funds electronically by contacting your financial intermediary or, if you invest directly with the Funds, by contacting Shareholder Services at 1-800-221-5519 or by visiting https://www.greencentury.com/access-my-account/.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Funds, you can inform Green Century that you wish to continue receiving paper copies of your shareholder reports by contacting Green Century at 1-800-221-5519 or via email at info@greencentury.com. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all accounts held in the Green Century Funds.

January 31, 2020

Balanced

Fund

Equity Fund

International Fund

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11. Controls and Procedures

(a)Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the "Disclosure Controls") as of a date within 90 days of the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable.

Item 13. Exhibits

(a)(1) Not applicable.

(2)    Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(3)Not applicable.

(4)There was no change in the registrant's independent public accountant for the period covered by this report.

(b)        Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ John R. Nolan___ ___

John R. Nolan

President and Principal Executive Officer

April 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John R. Nolan_____

John R. Nolan

President and Principal Executive Officer

April 03, 2020

/s/ John R. Nolan____

John R. Nolan

Treasurer and Principal Financial Officer

April 03, 2020